As Filed With the Securities and Exchange Commission on July 31, 1998
                                                             File No. 33-86832
                                                                      811-8886
------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                              ------------------


                                   FORM N-1A


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [ ]
                        POST-EFFECTIVE AMENDMENT NO. 6                     [X]


                                      and


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [ ]
                                AMENDMENT NO. 9                            [X]


                   FLAG INVESTORS EQUITY PARTNERS FUND, INC.
                   -----------------------------------------
              (Exact Name of Registrant as Specified in Charter)

                               One South Street
                              Baltimore, MD 21202
                              -------------------
              (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, including Area Code: (410) 727-1700
                                                         ----------------


                              Edward J. Veilleux
                               One South Street
                              Baltimore, MD 21202
                              -------------------
                    (Name and Address of Agent for Service)


                                   Copy to:
                            Richard W. Grant, Esq.
                          Morgan, Lewis & Bockius LLP
                             2000 One Logan Square
                            Philadelphia, PA 19103



------------------------------------------------------------------------------

It is proposed that this filing will become effective (check appropriate box)


    ___   immediately upon filing pursuant to paragraph (b)
    ___   on October 1, 1998 pursuant to paragraph (b)
    ___   60 days after filing pursuant to paragraph (a)(1)
    ___   75 days after filing pursuant to paragraph (a)(2)
    _X_   on October 1, 1998 pursuant to paragraph (a) of Rule 485.


------------------------------------------------------------------------------

                                FLAG INVESTORS
                          EQUITY PARTNERS FUND, INC.
                         (Class A and Class B Shares)

                  Prospectus & Application -- October 1, 1998


         This mutual fund (the "Fund") seeks to achieve long-term growth of capital and, secondarily, current income by investing primarily in a diversified portfolio of common stocks and other equity securities.

         The Fund offers shares through securities dealers and financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes Flag Investors Class A Shares ("Class A Shares") and Flag Investors Class B Shares ("Class B Shares") of the Fund. These separate classes give you a choice as to sales charge and fund expenses. (Refer to the section on sales charges and the attached Application.)


                               TABLE OF CONTENTS
                                                                       Page
                                                                       ----

INVESTMENT SUMMARY........................................................2
FEES AND EXPENSES OF THE FUND.............................................4
INVESTMENT PROGRAM........................................................5
THE FUND'S NET ASSET VALUE................................................6
HOW TO BUY SHARES.........................................................6
HOW TO REDEEM SHARES......................................................8
TELEPHONE TRANSACTIONS....................................................9
SALES CHARGES.............................................................9
HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU............................13
DIVIDENDS AND TAXES......................................................14
INVESTMENT ADVISOR AND SUB-ADVISOR.......................................14
FINANCIAL HIGHLIGHTS.....................................................16
APPLICATION..............................................................17



Flag Investors Funds
P.O. Box 515
Baltimore, MD  21203

The Securities and Exchange Commission has neither approved nor disapproved these securities nor has it passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT SUMMARY

Objectives and Strategies

         The Fund seeks to achieve long-term growth of capital and, secondarily, current income by investing primarily in a diversified portfolio of common stocks and other equity securities. The Fund's investment advisor and sub-advisor use a "flexible value" approach in choosing securities. They try to find securities that are undervalued in the marketplace but, in evaluating a security's potential, they also consider such factors as current and expected earnings, dividends, cash flows and asset values.

Risk Profile

         The Fund is best suited for investors who are willing to accept the risks and uncertainties of the stock markets in the hope of earning superior long-term gains. The value of an investment in the Fund will vary from day-to-day based on changes in the prices of the securities the Fund holds. Those prices, in turn, reflect investor perceptions of the economy, the markets and the companies represented in the Fund's portfolio. An investment in the Fund is not a bank deposit and is not guaranteed by the FDIC or any government agency.

Fund Performance

         The following bar chart and table show the performance of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this is an historical record and does not necessarily indicate how the Fund will perform in the future.

                  Flag Investors Equity Partners Fund, Inc.*

                                Class A Shares

                    1995           20.78%
                    1996           28.62%
                    1997           24.49%




  * The bar chart does not reflect sales charges. If it did, returns would be less than those shown. For the period from January 1, 1998 through August 31, 1998, the year-to-date return for Class A Shares was __%.



During the 3-year period shown in the bar chart, the highest return for a quarter was 14.22% (quarter ended June 30 , 1997) and the lowest return for a quarter was 0.34% (quarter ended December 31, 1997).

Average Annual Total Return (for period ending December 31, 1997)




                                                Class A Shares(1)           Class B Shares(1)          S&P 500(2)
                                                -----------------           -----------------          ----------
Past One Year ..........................        24.49%                      23.61%                     33.36%
Total Return Since Inception ...........        93.39% (2/13/95)            89.53% (2/13/95)           111.65%

(1) These figures assume the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges.
(2) The S&P 500 Composite is an unmanaged index that is a widely recognized benchmark of general market performance.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                               Class A Shares    Class B Shares
                                                                               Initial Sales     Deferred Sales
                                                                               Charge            Charge
                                                                               Alternative       Alternative
                                                                               -----------       -----------
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a
   percentage of offering price).............................................. 4.50%*            None
Maximum Deferred Sales Charge (Load) for purchases made before
   May 1, 1999 (as a percentage of original purchase price or
    redemption proceeds, whichever is lower).................................. 0.50%*            4.00%**
Maximum Deferred Sales Charge (Load) for purchases made on or after May 1, 1999 (as a percentage of original purchase price or
   redemption proceeds, whichever is lower)................................... 1.00%*            4.00%**
Maximum Sales Charge (Load) Imposed on Reinvested Dividends................... None              None
Redemption Fee (as a percentage of amount redeemed, if applicable)............ None              None
Exchange Fee.................................................................. None              None

Annual Fund Operating Expenses (expenses that are deducted from
   Fund assets)
Management Fees............................................................... 0.83%             0.83%
Distribution and/or Service (12b-1) Fees...................................... 0.25%             0.75%
Other Expenses (including a 0.25% shareholder servicing fee for
   Class B Shares)............................................................ 0.16%             0.40%
                                                                               -----            ------
Total Annual Fund Operating Expenses.......................................... 1.24%             1.98%

-----------------------
  * You will pay no sales charge on purchases of $1 million or more of Class A Shares but, unless you are otherwise eligible for a sales charge waiver or reduction, you may pay a contingent deferred sales charge of when you redeem your shares. (See "Sales Charges -- Redemption Price".)
 ** Contingent deferred sales charges decline over time and reach zero after six years. At that time, Class B Shares convert automatically to Class A Shares. (See "Sales Charges -- How to Choose the Class that is Right for You".)

Example

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                          1 Year          3 Years          5 Years          10 Years
                                                          ------          -------          -------          --------
   Class A Shares...................................       $571             $826            $1100            $2395
   Class B Shares...................................       $609             $957            $1324            $2287
You would pay the following expenses if you did not redeem your shares:
   Class B Shares...................................       $202             $628            $1087            $2395


        The rules of the SEC require that the maximum sales charge be reflected in the above table. However, you may qualify for reduced sales charges or no sales charge at all. (Refer to the section on sales charges.) If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD Rules").


INVESTMENT PROGRAM

Investment Objective, Policies and Risk Considerations

         The Fund seeks to achieve long-term growth of capital and, secondarily, current income by investing primarily in a diversified portfolio of common stocks and other equity securities. Other equity investments may include preferred stocks, convertible securities, warrants and other securities convertible into or exchangeable for common stocks.

         The Fund's investment advisor (the "Advisor") and the Fund's sub-advisor (the "Sub-Advisor") (collectively, the "Advisors") are responsible for managing the Fund's investments. (Refer to the sections on Investment Advisor and Sub-Advisor.) In selecting equity investments for the Fund's portfolio, the Advisors use a "flexible value" approach. While they attempt to identify securities that are undervalued in the marketplace, they also consider such factors as current and expected earnings, dividends, cash flows and asset values in their evaluation of a security's investment potential. The Advisors consider both the opportunity for gain and the risk of loss in making investments.

         An investment in the Fund involves risk. Over time common stocks have shown greater potential for growth than other types of securities, but in the short run stocks can be volatile. Stock prices are sensitive to developments affecting particular companies and to general economic conditions that affect particular industry sectors or the securities markets as a whole. No one can predict how the markets will behave in the future. There can be no guarantee that the Fund will achieve its goals.

         To protect the Fund under adverse market conditions, the Advisors may make temporary, defensive investments in money market instruments and U.S. Government obligations, investments that would not ordinarily be consistent with the Fund's objectives. The Advisors would do so only if they believed the risk of loss outweighed the opportunity for gain.


THE FUND'S NET ASSET VALUE

         The following sections describe how to buy and redeem shares of the Fund.

         The price you pay or receive is based on the Fund's net asset value per share. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem shares of either class, the price you receive may be reduced by a sales charge. Read the section on sales charges for details on how and when these charges may or may not be imposed.

         The net asset value per share of each class is determined on each business day as of the close of trading on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern Time). It is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the outstanding shares of the class. Because the different classes have different distribution or service fees, their net asset values may differ from time to time.

         In valuing the Fund's assets, its investments are priced at their market value.

         You may buy or redeem shares on any day on which the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.


HOW TO BUY SHARES

         You may buy either class of the Fund's shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this Prospectus.

         You may invest in Class A Shares unless you are a defined contribution plan with assets of $75 million or more.

         Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.


Investment Minimums

         Your initial investment must be at least $2,000. Subsequent investments must be at least $100. The following are exceptions to these minimums:

          o If you are investing in an IRA account, your initial investment may be as low as $1,000.

          o If you are a shareholder of any other Flag Investors fund, your initial investment in this Fund may be as low as $500.

          o If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. Refer to the section on the Fund's Automatic Investing Plan for details.

          o There is no minimum investment requirement for qualified retirement plans such as 401(k), pension or profit sharing plans.

Investing Regularly

         You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the attached Application Form or contact your securities dealer, your servicing agent, or the Transfer Agent.

         Automatic Investing Plan. You may elect to make a regular monthly or quarterly investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in the class of shares selected at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

         Dividend Reinvestment Plan. Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Fund shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Flag Investors funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the attached Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

         Systematic Purchase Plan. You may also purchase any class of shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.


HOW TO REDEEM SHARES

         You may redeem any class of the Fund's shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. Refer to the section on telephone transactions for more information on this method of redemption.

         Your securities dealer, your servicing agent or the Transfer Agent may require the following documents before they redeem your shares:

1) A letter of instructions specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

2) If you are redeeming more than $50,000, a guarantee of your signature by a member of the Federal Deposit Insurance Corporation, a trust company, broker, dealer, securities exchange or association, clearing agency, savings association or (if authorized by state law) credit union.

3) Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

4) Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

Other Redemption Information

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you by check, whether or not that is the payment option you have selected.

         If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in kind under certain circumstances.

         If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent or the Transfer Agent for information on this plan.

TELEPHONE TRANSACTIONS

         If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

         The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that they reasonably believe to be genuine. Your telephone transaction request will be recorded.

         During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your shares in certificate form, you may not exchange or redeem them by telephone.


SALES CHARGES

Purchase Price

         The price you pay to buy shares will be the Fund's offering price which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. The amount of any sales charge included in your purchase price will be according to the following schedule:



                                                         Class A Sales Charge as % of
                                                         ----------------------------

                                                          Offering          Net Amount                Class B
                 Amount of Purchase                        Price             Invested               Sales Charge
------------------------------------------------------------------------------------------------------------------
Less than $ 50,000 .................................       4.50%              4.71%                     None
$   50,000 - $ 99,999 ..............................       3.50%              3.63%                     None
$  100,000 - $249,999 ..............................       2.50%              2.56%                     None
$  250,000 - $499,999 ..............................       2.00%              2.04%                     None
$  500,000 - $999,999 ..............................       1.50%              1.52%                     None
$1,000,000 and over ................................        None               None                     None
------------------------------------------------------------------------------------------------------------------

         Although you do not pay an initial sales charge when you invest $1,000,000 or more in Class A Shares or when you buy any amount of Class B Shares, you may pay a sales charge when you redeem your shares. Refer to the section on sales charges on redemptions for details.

         The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

         Rights of Accumulation. If you are purchasing additional Class A Shares of this Fund or Class A shares of any other Flag Investors fund or if you already have investments in Class A or Class D shares, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for a reduced sales charge. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

         Letter of Intent. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

         Purchases at Net Asset Value. You may buy Class A Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days.

2) If you are exchanging an investment in another Flag Investors fund for an investment in this Fund (see "Purchases by Exchange" for a description of the conditions).

3) If you are a current or retired Director of the Fund, a director, an employee or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Distributor, the Advisors and any broker-dealer authorized to sell shares of the Fund.

4) If you are buying shares in any of the following types of accounts:

         (i)      A qualified retirement plan;

         (ii)     A Flag Investors fund payroll savings plan program.

         (iii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner;

Purchases by Exchange

         You may exchange shares of any other Flag Investors fund with the same sales charge structure for an equal dollar amount of Class A or Class B Shares, as applicable, without payment of the sales charges described above or any other charge. If you exchange Class A shares of any Flag Investors fund with a lower sales charge structure into Class A Shares, you will be charged the difference in sales charges unless (with the exception of Flag Investors Cash Reserve Prime Class A Shares) you have owned the shares for at least 24 months. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

         You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

Redemption Price

         The amount of any sales charge deducted from your redemption price will be determined according to the following schedule.




               Sales Charge as a Percentage of the Dollar Amount Subject to Charge
               -------------------------------------------------------------------

                                     Class A Sales Charge (as % of)            Class B Sales Charge (as % of)
                                     ------------------------------            ------------------------------

Years Since Purchase                               Cost or Value                             Cost or Value
----------------------------------------------------------------------------------------------------------------------
First ..............................                  1.00%*                                     4.00%
Second .............................                  0.50%*                                     4.00%
Third ..............................                   None                                      3.00%
Fourth .............................                   None                                      3.00%
Fifth ..............................                   None                                      2.00%
Sixth ..............................                   None                                      1.00%
Thereafter .........................                   None                                      None
----------------------------------------------------------------------------------------------------------------------

* You will pay a sales charge when you redeem Class A Shares only if you bought those shares at net asset value as part of an investment of $1,000,000 or more. For purchases of $1 million or more of Class A Shares made before May 1, 1999, you will pay a sales charge of 0.50% if you redeem them within the first year of purchase instead of the 1.00% reflected in the above table.

         Determination of Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

1) No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

2) If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

3) If you acquired the shares through an exchange of shares of another Flag Investors fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase.

4) The sales charge is applied to the lesser of the cost of the shares or their current market value.

         Waiver of Sales Charge. You may redeem shares without paying a sales charge under any of the following circumstances:

1) If you are exchanging your shares for shares of another Flag Investors fund with the same sales charge structure.

2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

                  (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

                  (ii) Either you or your representative notifies your securities dealer, servicing agent or the Transfer Agent that such circumstances exist.

5) If you are redeeming Class A Shares, your original investment was at least $3,000,000 and your securities dealer has agreed to return to the Distributor any payments received when you bought your shares.

         Automatic Conversion of Class B Shares. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares six years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and will not be a taxable event to you.


HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU

         Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors including the amount of money you intend to invest and the length of time you intend to hold your shares.

         If you choose Class A Shares, you will pay a sales charge when you buy your shares but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares and, except in the case of investments of $1,000,000 or more, no sales charge if you redeem them.

         If you choose Class B Shares, you will pay no sales charge when you buy your shares but your annual expenses will be higher than Class A Shares. You will pay a sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares and, at the end of six years, your shares convert to Class A Shares thus eliminating the higher expenses.

         In general, if you intend to invest more than $100,000 your combined sales charges and expenses are lower with Class A Shares. If you intend to invest less than $100,000 and expect to hold your shares for more than six years, your combined sales charges and expenses are lower with Class B Shares.

         Your securities dealer or servicing agent may receive different levels of compensation depending upon which class of shares you buy.

Distribution Plans

         The Fund pays your securities dealer or shareholder servicing agent distribution and other fees for the sale of its shares and for shareholder service. Class A Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Class B Shares pay an annual distribution fee of 0.75% of average daily net assets and an annual shareholder servicing fee of 0.25% of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.


DIVIDENDS AND TAXES

Dividends and Distributions

         The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of semi-annual dividends and to distribute taxable net capital gains on an annual basis.

Tax Treatment of Dividends and Distributions

         The dividends and distributions you receive from the Fund may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends are ordinary income and capital gains distributions are taxed based on how long the Fund held the assets. The Fund will tell you annually how to treat dividends and distributions.

         If you redeem shares of the Fund, you will be subject to tax on any gains you earn based on your holding period for the shares. An exchange of shares of the Fund for shares of another fund is a sale of Fund shares for tax purposes.


INVESTMENT ADVISOR AND SUB-ADVISOR

         Investment Company Capital Corp. ("ICC" or the "Advisor") is the Fund's investment advisor and Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor") is the Fund's sub-advisor. ICC is also the investment advisor to other mutual funds in the Flag Investors family of funds and BT Alex Brown Cash Reserve Fund, Inc. These funds, together with the Fund, had approximately $______________ billion of net assets as of August 31, 1998. ABIM is a registered investment advisor with approximately $______________ billion under management as of August 31, 1998.

         ICC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of ABIM. ABIM is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates.

         As compensation for its services for the fiscal year ended May 31, 1998, ICC received from the Fund a fee (net of fee waivers) equal to 0.83% of the Fund's average daily net assets. ICC compensates ABIM out of its advisory fee.

Portfolio Manager

         Lee S. Owen has been responsible for managing the Fund's assets since inception. Mr. Owen, who has 26 years' investment experience, joined ABIM as a Vice President in 1983. From 1972 to 1983, Mr. Owen was a Vice President and Portfolio Manager for T. Rowe Price Associates. Mr. Owen is a 1970 graduate of Williams College and received his M.B.A. from the University of Virginia in 1972. He is a member of the Baltimore Security Analysts Society and the Financial Analysts Federation.


                                 Past Performance of ABIM Annualized Rates of Return
                                  Of Equity Accounts For Periods Ended June 30, 1998
----------------------------------------------------------------------------------------------------------------------
                                                                     ABIM
                                                               Equity Accounts**                 S&P 500***
----------------------------------------------------------------------------------------------------------------------

3 Years* ...............................................             ____%                          ____%
5 Years* ...............................................             ____%                          ____%
10 Years* ..............................................             ____%                          ____%
----------------------------------------------------------------------------------------------------------------------

*    Annualized.
** The ABIM performance results described above are based on a composite of all institutional accounts not subject to tax that have investment objectives and policies similar to those of the Fund and that were advised by ABIM during the periods shown. As of June 30, 1998, such accounts totaled $____ billion. Performance results for taxable accounts are not included because the objectives and policies of such accounts differ from those of the Fund. Data from all accounts have been continuous from their inception to the present or to the cessation of the client relationship with ABIM. Since January 1, 1993 composites have been calculated in accordance with standards of the Association for Investment Management and Research ("AIMR") and have been weighted for the size of each account. Prior to January 1, 1993, accounts were equal weighted; that is, every account was given equal weight with every other account, regardless of size. Therefore, the performance of small accounts had a larger impact on the results than would have been the case if the results had been dollar weighted. In the period prior to January 1, 1993, there were from 17 to 33 accounts, ranging in size from $1 million to $104.6 million. The results for each period were reduced by the highest management fees (0.75%) charged to the composite accounts and assume the reinvestment of dividends. The composite accounts are not subject to the restrictions of the Investment Company Act or the Internal Revenue Code, which, if applicable, might have adversely affected the performance of such accounts.
***  Source: SEI Corporation.

                         These results are unaudited.
                   Past results should not be interpreted as
                       indicative of future performance.

                             FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since it began operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request.

(For a share outstanding throughout each period)
--------------------------------------------------------------------------------------------
                                                              Class A Shares
                                               ---------------------------------------------
                                                                                 For the
                                                                                  Period
                                                                            Feb. 13, 1995(1)
                                                                                 through
                                                For the Year Ended May 31,       May 31,
                                                --------------------------       -------
                                                  1998       1997      1996        1995
Per Share Operating Performance:
    Net asset value at beginning of period.....$    16.93 $    13.09 $  10.77     $10.00
                                               ---------- ---------- --------     ------

Income from Investment Operations:
    Net investment income......................      0.05       0.08     0.17       0.12
    Net realized and unrealized gain on

        investments............................      4.60       3.96     2.29       0.65
                                               ---------- ---------- --------     ------
    Total from Investment Operations...........      4.65       4.04     2.46       0.77

Less Distributions:
    Net investment income and short-term gains.     (0.10)     (0.13)   (0.14)        --
    Net realized mid-term and long-term gains..     (0.19)     (0.07)      --         --
                                               ---------- ---------- --------     ------
    Total distributions........................     (0.29)     (0.20)   (0.14)        --
                                               ---------- ---------- --------    -------
    Net asset value at end of period ..........$    21.29 $    16.93 $  13.09    $ 10.77
                                               ========== ========== ========    =======

Total Return...................................     27.76%     31.17%   23.05%      7.70%


Ratios to Average Daily Net Assets:
    Expenses...................................      1.24%      1.35%(2) 1.35%(2)   1.35%(2,4)
    Net investment income......................      0.29%      0.61%(3) 1.52%(3)   3.74%(3,4)


Supplemental Data:
    Net assets at end of period (000)..........  $198,387   $113,030  $64,230    $38,612
    Portfolio turnover rate....................      7.94%     17.60%    0.73%        --

-------------------
(1)  Commencement of operations.
(2) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 1.48%,1.77% and 3.76% (annualized for the years ended May 31, 1997, 1996 and the period ended May 31, 1995, respectively.
(3) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 0.48%,1.10%, and 1.33% (annualized) for the years ended May 31, 1997.
(4)  Annualized.
(5) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 2.23%, 2.52% and 4.22% (annualized) for the years ended May 31, 1997, 1996 and the period ended May 31, 1995, respectively.
(6) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been (0.28)%, 0.29%, and (0.15%) (annualized) for the years ended May 31, 1997.

(For a share outstanding throughout each period)
---------------------------------------------------------------------------------------------
                                                              Class B Shares
                                                 --------------------------------------------
                                                                                     For the
                                                                                     Period
                                                                                Feb. 13, 1995(1)
                                                                                    through
                                                  For the Year Ended May 31,         May 31,
                                                 ---------------------------        -------
                                                  1998       1997       1996          1995
Per Share Operating Performance:
    Net asset value at beginning of period.....  $  16.84   $  13.03    $ 10.75     $  10.00
                                                 --------   --------    -------     --------

Income from Investment Operations:
    Net investment income......................     (0.06)     (0.04)      0.07         0.07
    Net realized and unrealized gain on

        investments............................      4.54       3.96       2.31         0.68
                                                ---------  ----------    ------      -------
    Total from Investment Operations...........      4.48       3.92       2.38         0.75

Less Distributions:
    Net investment income and short-term gains.     (0.03)     (0.04)     (0.10)          --
    Net realized mid-term and long-term gains..     (0.19)     (0.07)        --           --
                                                ---------  ----------    ------      -------
    Total distributions........................     (0.22)     (0.11)     (0.10)          --
                                                ---------  ----------    ------      -------
    Net asset value at end of period ..........$    21.10 $    16.84    $ 13.03     $  10.75
                                               ========== ==========    =======     ========

Total Return...................................     26.81%     30.28%     22.17%        7.50%

Ratios to Average Daily Net Assets:
    Expenses...................................      1.98%      2.10%(5)   2.10%(5)     2.10%(4,5)
    Net investment income......................     (0.47)%    (0.16)%(6)  0.71%(6)     1.97%(4),(6)


Supplemental Data:
    Net assets at end of period (000)..........   $37,046    $15,670     $5,302       $2,159
    Portfolio turnover rate....................      7.94%     17.60%      0.73%          --

-------------------
(1)  Commencement of operations.
(2) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 1.48%,1.77% and 3.76% (annualized for the years ended May 31, 1997, 1996 and the period ended May 31, 1995, respectively.
(3) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 0.48%,1.10%, and 1.33% (annualized) for the years ended May 31, 1997.
(4)  Annualized.
(5) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 2.23%, 2.52% and 4.22% (annualized) for the years ended May 31, 1997, 1996 and the period ended May 31, 1995, respectively.
(6) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been (0.28)%, 0.29%, and (0.15%) (annualized) for the years ended May 31, 1997.

                   FLAG INVESTORS EQUITY PARTNERS FUND, INC.
                            NEW ACCOUNT APPLICATION
--------------------------------------------------------------------------------

Make check payable to "Flag Investors Equity Partners Fund, Inc." and mail with this Application to:
Flag Investors Funds
P.O. Box 419663
Kansas City, MO 64141-6663
Attn: Flag Investors Equity Partners Fund, Inc.

For assistance in completing this Application please call: 1-800-553-8080, Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time).

To open an IRA account, please call 1-800-767-3524 for an IRA information kit.

I wish to purchase the following class of shares of the Fund, in the amount indicated below. (Please check the applicable box and indicate the amount of purchase.)

 [ ] Class A Shares (4.5% maximum initial sales charge) in the amount of $_____________________

[ ] Class B Shares (4.0% maximum contingent deferred sales charge) in the amount of $________________

The minimum initial purchase for each class of shares is $2,000, except that the minimum initial purchase for shareholders of any other Flag Investors Fund or class is $500 and the minimum initial purchase for participants in the Fund's Automatic Investing Plan is $250 per class. The Fund reserves the right not to accept checks for more than $50,000 that are not certified or bank checks.

                    Your Account Registration (Please Print)

Existing Account No., if any:      ___________________

Individual or Joint Tenant                   Gifts to Minors

---------------------------------------     ------------------------------------------
First Name     Initial      Last Name       Custodian's Name (only one allowed by law)

---------------------------------------     ---------------------------------------
Social Security Number                      Minor's Name (only one)

---------------------------------------     ---------------------------------------
Joint Tenant    Initial  Last Name          Social Security Number of Minor

                                            under the _______________ Uniform Gifts
                                                     State of Residence
                                            to Minors Act

Corporations, Trusts, Partnerships, etc.    Mailing Address

---------------------------------------     ---------------------------------------
Name of Corporation, Trust or Partnership   Street

--------------- -------------------         ---------------------------------------
Tax ID Number    Date of Trust              City                         State  Zip

---------------------------------------     (   )
Name of Trustees (if to be included in      ---------------------------------------
 the Registration)                          Daytime Phone

---------------------------------------
For the Benefit of



               Letter of Intent -- Class A Shares only (Optional)

[ ] I agree to the Letter of Intent and Escrow Agreement set forth in the accompanying prospectus. Although I am not obligated to do so, I intend to invest over a 13-month period in Class A Shares of Flag Investors Equity Partners Fund, Inc., in an aggregate amount at least equal to:


[ ] $50,000    [ ] $100,000     [ ] $250,000    [ ] $500,000    [ ] $1,000,000


             Right of Accumulation -- Class A Shares only (Optional)

[ ] List the Account numbers of other Flag Investors Funds (except Class B Shares) that you or your immediate family already own that qualify for reduced sales charges.


 Fund Name         Account No.        Owner's Name              Relationship
 ---------         -----------        ------------              ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              Distribution Options

Please check appropriate boxes. If none of the options are selected, all distributions will be reinvested in additional shares of the same class of the Fund at no sales charge.

    Income Dividends                        Capital Gains
    | ] Reinvested in additional shares     [ ] Reinvested in additional shares
    [ ] Paid in Cash                        [ ] Paid in Cash

Call (800) 553-8080 for information about reinvesting your dividends in other funds in the Flag Investors Family of Funds.

                       Automatic Investing Plan (Optional)

[ ] I authorize you as Agent for the Automatic Investing Plan to automatically
invest $__________   in Class A Shares or $ ______ in Class B Shares for me, on
a monthly or quarterly basis, on or about the 20th of each month or if quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.)

Minimum Initial Investment: $250 per class
                                                 Please attach a voided check.

Subsequent Investments (check one): [ ] Monthly ($100 minimum per class)
                                    [ ] Quarterly ($250 minimum per class)

----------------------------------  -------------------------------------------
Bank Name                           Depositor's Signature            Date

----------------------------------  -------------------------------------------
Existing Flag Investors Fund        Depositor's Signature            Date
Account No., if any                 (if joint acct., both must sign)


                      Systematic Withdrawal Plan (Optional)

[ ] Beginning the month of __________ , 19___ please send me checks on a monthly or quarterly basis, as indicated below, in the amount of (complete as applicable) $_______ from Class A Shares and/or $ __________ from Class B Shares that I own, payable to the account registration address as shown above. (Participation requires minimum account value of $10,000 per class.)

    Frequency (check one):  [ ] Monthly   [ ] Quarterly
                                              (January, April, July and October)

                             Telephone Transactions

I understand that I will automatically have telephone redemption privileges (for amounts up to $50,000) and telephone exchange privileges (with respect to other Flag Investors Funds) unless I mark one or both of the boxes below:

          No, I/We do not want:   [ ] Telephone redemption privileges
                                  [ ] Telephone exchange privileges

Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a predesignated bank account, please provide the following information:

  Bank: _______________________     Bank Account No.:________________________

 Address: _____________________     Bank Account Name:_______________________

                      Signature and Taxpayer Certification
-------------------------------------------------------------------------------
The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.


By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)
[ ] U.S. Citizen/Taxpayer:
    [ ] I certify that (1) the number shown above on this form is the correct Social Security Number or Tax ID Number and (2) I am not subject to any backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
[ ] If no Tax ID Number or Social Security Number has been provided above, I have applied, or intend to apply, to the IRS or the Social Security Administration for a Tax ID Number or a Social Security Number, and I understand that if I do not provide either number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish my correct Social Security Number or Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W-9. You may request such form by calling the Transfer Agent at 800-553-8080).

[ ] Non-U.S. Citizen/Taxpayer:

    Indicated country of residence for tax purposes: ________________________ Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.
-------------------------------------------------------------------------------
I have received a copy of the Fund's prospectus. I acknowledge that the telephone redemption and exchange privileges are automatic and will be effected as described in the Fund's current prospectus (see "Telephone Transactions"). I also acknowledge that I may bear the risk of loss in the event of fraudulent use of such privileges. If I do not want telephone redemption or exchange privileges, I have so indicated on this Application.
-------------------------------------------------------------------------------
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
-------------------------------------------------------------------------------

-------------------------------     -------------------------------------------
Signature              Date         Signature (if joint acct.,       Date
                                    both must sign)

--------------------------------------------------------------------------------

     For Dealer Use Only

Dealer's Name: _______________________  Dealer Code: __________________________

Dealer's Address: ____________________  Branch Code: __________________________

Representative: ______________________  Rep. No.: _____________________________

                   FLAG INVESTORS EQUITY PARTNERS FUND, INC.
                         (Class A and Class B Shares)




                              Investment Advisor
                       INVESTMENT COMPANY CAPITAL CORP.
                               One South Street
                           Baltimore, Maryland 21202



          Sub-Advisor                                   Distributor
     ALEX. BROWN INVESTMENT                        ICC DISTRIBUTORS, INC.
           MANAGEMENT                                  P.O. Box 7558
        One South Street                           Portland, Maine 04101
   Baltimore, Maryland 21202



         Transfer Agent                           Independent Accountants
INVESTMENT COMPANY CAPITAL CORP.                 PRICEWATERHOUSECOOPERS LLP
        One South Street                           250 West Pratt Street
   Baltimore, Maryland 21202                     Baltimore, Maryland 21201
         1-800-553-8080



           Custodian                                    Fund Counsel
     BANKERS TRUST COMPANY                      MORGAN, LEWIS & BOCKIUS LLP
       130 Liberty Street                          2000 One Logan Square
    New York, New York 10006                  Philadelphia, Pennsylvania 19103

You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 767-FLAG:

o A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 to find out about the operation of the Public Reference Room) The Commission's Internet site at http.//www.sec.gov has reports and other information about the Fund and you may get copies of this information by writing the Public Reference Section of the Commission, Washington, D.C. 20549-5009. You will be charged for duplicating fees.

For other shareholder inquiries, contact the Fund at (800) 767-FLAG, the Transfer Agent at (800) 553-8080, or your securities dealer or servicing agent.















                                      Investment Company Act File No. 811-8886

                                FLAG INVESTORS
                          EQUITY PARTNERS FUND, INC.
                            (Institutional Shares)

                  Prospectus & Application -- October 1, 1998


         This mutual fund (the "Fund") seeks to achieve long-term growth of capital and, secondarily, current income by investing primarily in a diversified portfolio of common stocks and other equity securities.

         The Fund offers shares through securities dealers and financial institutions that act as shareholder servicing agents. You may also buy Institutional Shares through the Fund's Transfer Agent. This Prospectus describes Flag Investors Institutional Shares (the "Institutional Shares") of the Fund. Institutional Shares may be purchased only by eligible institutions, certain qualified retirement plans or by clients of investment advisory affiliates of BT Alex. Brown Incorporated.

                               TABLE OF CONTENTS
                                                                        Page
                                                                        ----

INVESTMENT SUMMARY.........................................................2

FEES AND EXPENSES OF THE FUND..............................................4

INVESTMENT PROGRAM.........................................................4

THE FUND'S NET ASSET VALUE.................................................5

HOW TO BUY INSTITUTIONAL SHARES............................................6

HOW TO REDEEM INSTITUTIONAL SHARES.........................................7

TELEPHONE TRANSACTIONS.....................................................7

DIVIDENDS AND TAXES........................................................8

INVESTMENT ADVISOR AND SUB-ADVISOR.........................................8

FINANCIAL HIGHLIGHTS......................................................10

APPLICATION...............................................................11



Flag Investors Funds
P.O. Box 515
Baltimore, MD  21203

The Securities and Exchange Commission has neither approved nor disapproved these securities nor has it passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT SUMMARY

Objectives and Strategies

         The Fund seeks to achieve long-term growth of capital and, secondarily, current income by investing primarily in a diversified portfolio of common stocks and other equity securities. The Fund's investment advisor and sub-advisor use a "flexible value" approach in choosing securities. They try to find securities that are undervalued in the marketplace but, in evaluating a security's potential, they also consider such factors as current and expected earnings, dividends, cash flows and asset values.

Risk Profile

         The Fund is best suited for investors who are willing to accept the risks and uncertainties of the stock markets in the hope of earning superior long-term gains. The value of an investment in the Fund will vary from day-to-day based on changes in the prices of the securities the Fund holds. Those prices, in turn, reflect investor perceptions of the economy, the markets and the companies represented in the Fund's portfolio. An investment in the Fund is not a bank deposit and is not guaranteed by the FDIC or any government agency.

Fund Performance

         The following bar chart and table show the performance of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.

                   Flag Investors Equity Partners Fund, Inc.

                             Institutional Shares

                    1996           21.32%
                    1997           24.76%




During the 2-year period shown in the bar chart, the highest return for a quarter was 14.28% (quarter ended June 30, 1997) and the lowest return for a quarter was 0.39% (quarter ended December 31, 1997).

Average Annual Total Return (for period ending December 31, 1997)




                                                   Institutional Shares(1)              S&P 500(2)
                                                   -----------------------              ---------
Past One Year .................................... 24.76%                               33.36%
Total Return Since Inception ..................... 51.36% (2/12/96)                     57.13%

-----------------------
(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The S&P 500 Composite is an unmanaged index that is a widely recognized benchmark of general market performance.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees (fees paid directly from your investment) Maximum Sales
Charge (Load) Imposed on Purchases (as a
   percentage of offering price)..................................................................      None
Maximum Deferred Sales Charge (Load) (as a percentage of original
   purchase price or redemption proceeds, whichever is lower).....................................      None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.......................................      None
Redemption Fee (as a percentage of amount redeemed, if applicable)................................      None
Exchange Fee......................................................................................      None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees...................................................................................      0.83
Distribution and/or Service (12b-1) Fees..........................................................      None
Other Expenses....................................................................................     0.15%
                                                                                                       -----
Total Annual Fund Operating Expenses..............................................................      0.98%

Example

   This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

   The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                          1 Year          3 Years          5 Years          10 Years
                                                          ------          -------          -------          --------
Institutional Shares................................       $100             $312             $542            $1201


INVESTMENT PROGRAM

Investment Objective, Policies and Risk Considerations

         The Fund seeks to achieve long-term growth of capital and, secondarily, current income by investing primarily in a diversified portfolio of common stocks and other equity securities. Other equity investments may include preferred stocks, convertible securities, warrants and other securities convertible into or exchangeable for common stocks.

         The Fund's investment advisor (the "Advisor") and the Fund's sub-advisor (the "Sub-Advisor") (collectively, the "Advisors") are responsible for managing the Fund's investments. (Refer to the sections on Investment Advisor and Sub-Advisor.) In selecting equity investments for the Fund's portfolio, the Advisors use a "flexible value" approach. While they attempt to identify securities that are undervalued in the marketplace, they also consider such factors as current and expected earnings, dividends, cash flows and asset values in their evaluation of a security's investment potential. The Advisors consider both the opportunity for gain and the risk of loss in making investments.

         An investment in the Fund involves risk. Over time common stocks have shown greater potential for growth than other types of securities, but in the short run stocks can be volatile. Stock prices are sensitive to developments affecting particular companies and to general economic conditions that affect particular industry sectors or the securities markets as a whole. No one can predict how the markets will behave in the future. There can be no guarantee that the Fund will achieve its goals.

         To protect the Fund under adverse market conditions, the Advisors may make temporary, defensive investments in money market instruments and U.S. Government obligations, investments that would not ordinarily be consistent with the Fund's objectives. The Advisors would do so only if they believed the risk of loss outweighed the opportunity for gain.


THE FUND'S NET ASSET VALUE

         The following sections describe how to buy and redeem shares of the Fund.

         The price you pay or receive is based on the Fund's net asset value per share. The net asset value per share of each class is determined on each business day as of the close of trading on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern Time). It is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the outstanding shares of the class.

         In valuing the Fund's assets, its investments are priced at their market value.

         You may buy or redeem shares on any day on which the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.

HOW TO BUY INSTITUTIONAL SHARES

You may buy Institutional Shares if you are any of the following:

         o An eligible institution (e.g., a financial institution, corporation, investment counselor, trust, estate or educational, religious or charitable institution or a qualified retirement plan other than a defined contribution plan).

         o    A defined contribution plan with assets of at least $75 million.

         o An investment advisory affiliate of BT Alex. Brown purchasing shares for the accounts of your investment advisory clients.

         You may buy Institutional Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy Institutional Shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this Prospectus.

         Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Investment Minimums

         If you are an eligible institution, your initial investment must be at least $500,000.

         The following are exceptions to the $500,000 minimum initial investment:

                  o There is no minimum initial investment for investment advisory affiliates of BT Alex. Brown purchasing shares for the accounts of its investment advisory clients.

                  o There is no minimum initial investment for defined contribution plans with assets of at least $75 million.

                  o The minimum initial investment for all other qualified retirement plans is $1 million.

         There are no minimums for subsequent investments.

Purchases by Exchange

         You may exchange Institutional Shares of any other Flag Investors fund for an equal dollar amount of Institutional Shares of the Fund. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

         You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.


HOW TO REDEEM INSTITUTIONAL SHARES

         You may redeem any Institutional Shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If your shares are in an account with the Fund, you may also redeem them by contacting the Transfer Agent by mail or (if you are redeeming less than $500,000) by telephone. You will be paid for redeemed shares by wire transfer of funds to your securities dealer, servicing agent or bank upon receipt of a duly authorized redemption request as promptly as feasible and, under most circumstances, within three Business Days.

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be remitted by wire to your securities dealer, servicing agent or bank.

         If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in kind under certain circumstances.


TELEPHONE TRANSACTIONS

         If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $500,000 or exchange them for Institutional Shares of another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

         The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that they reasonably believe to be genuine. Your telephone transaction request will be recorded.

         During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your shares in certificate form, you may not exchange or redeem them by telephone.


DIVIDENDS AND TAXES

Dividends and Distributions

         The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of semi-annual dividends and to distribute taxable net capital gains on an annual basis.

Tax Treatment of Dividends and Distributions

         The dividends and distributions you receive from the Fund may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends are ordinary income and capital gains distributions are taxed based on how long the Fund held the assets. The Fund will tell you annually how to treat dividends and distributions.

         If you redeem shares of the Fund, you will be subject to tax on any gains you earn based on your holding period for the shares. An exchange of shares of the Fund for shares of another fund is a sale of Fund shares for tax purposes.


INVESTMENT ADVISOR AND SUB-ADVISOR

         Investment Company Capital Corp. ("ICC" or the "Advisor") is the Fund's investment advisor and Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor") is the Fund's sub-advisor. ICC is also the investment advisor to other mutual funds in the Flag Investors family of funds and BT Alex Brown Cash Reserve Fund, Inc. These funds, together with the Fund, had approximately $_____________ billion of net assets as of August 31, 1998. ABIM is a registered investment advisor with approximately $_____________ billion under management as of August 31, 1998.

         ICC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of ABIM. ABIM is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates.


         As compensation for its services for the fiscal year ended May 31, 1998, ICC received from the Fund a fee (net of fee waivers) equal to 0.83% of the Fund's average daily net assets. ICC compensates ABIM out of its advisory fee.

Portfolio Manager

         Lee S. Owen has been responsible for managing the Fund's assets since inception. Mr. Owen who, has 26 years' investment experience, joined ABIM as a Vice President in 1983. From 1972 to 1983, Mr. Owen was a Vice President and Portfolio Manager for T. Rowe Price Associates. Mr. Owen is a 1970 graduate of Williams College and received his M.B.A. from the University of Virginia in 1972. He is a member of the Baltimore Security Analysts Society and the Financial Analysts Federation.


                           Past Performance of ABIM
                          Annualized Rates of Return
                              Of Equity Accounts
                        For Periods Ended June 30, 1998
                 ---------------------------------------------

                                         ABIM
                                  Equity Accounts**              S&P 500***
------------------------------------------------------------------------------
3 Years* .....................          ____%                       ____%
5 Years* .....................          ____%                       ____%
10 Years* ....................          ____%                       ____%
------------------------------------------------------------------------------
*    Annualized.
** The ABIM performance results described above are based on a composite of all institutional accounts not subject to tax that have investment objectives and policies similar to those of the Fund and that were advised by ABIM during the periods shown. As of June 30, 1998, such accounts totaled $____ billion. Performance results for taxable accounts are not included because the objectives and policies of such accounts differ from those of the Fund. Data from all accounts have been continuous from their inception to the present or to the cessation of the client relationship with ABIM. Since January 1, 1993 composites have been calculated in accordance with standards of the Association for Investment Management and Research ("AIMR") and have been weighted for the size of each account. Prior to January 1, 1993, accounts were equal weighted; that is, every account was given equal weight with every other account, regardless of size. Therefore, the performance of small accounts had a larger impact on the results than would have been the case if the results had been dollar weighted. In the period prior to January 1, 1993, there were from 17 to 33 accounts, ranging in size from $1 million to $104.6 million. The results for each period were reduced by the highest management fees (0.75%) charged to the composite accounts and assume the reinvestment of dividends. The composite accounts are not subject to the restrictions of the Investment Company Act or the Internal Revenue Code, which, if applicable, might have adversely affected the performance of such accounts.
***  Source: SEI Corporation.

                         These results are unaudited.
                   Past results should not be interpreted as
                       indicative of future performance.

                             FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since it began operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request.

(For a share outstanding throughout each period)


                                                                    For the Year      For the Period
                                                                       Ended          Feb. 12, 1996(1)
                                                                      May 31,         through May 31,
                                                               ---------------------  ---------------
                                                                   1998      1997           1996
Per Share Operating Performance:
    Net asset value at beginning of period.....................   $  16.94    $13.10      $ 12.72
                                                                  --------    ------      -------

Income from Investment Operations:
    Net investment income......................................       0.10      0.14         0.04
    Net realized and unrealized gain on investments............       4.59      3.95         0.34
                                                                  --------    ------      -------
    Total from Investment Operations...........................       4.69      4.09         0.38

Less Distributions:
    Net investment income and short-term gains.................      (0.14)    (0.18)          --
    Net realized mid-term and long-term gains..................      (0.19)    (0.07)          --
                                                                  --------    ------      -------
    Total distributions........................................      (0.33)    (0.25)          --
                                                                  --------    ------      -------
    Net asset value at end of period .......................... $    21.32   $ 16.94      $ 13.10
                                                                ==========   =======      =======

Total Return...................................................      28.14%    31.58%        3.23%

Ratios to Average Daily Net Assets:
    Expenses...................................................       0.98%     1.10%(2)     1.10%(2),(4)
    Net investment income......................................       0.54%     0.81%(3)     1.20%(3),(4)


Supplemental Data:
    Net assets at end of period (000)..........................    $94,354   $42,115       $4,235
    Portfolio turnover rate....................................       7.94%    17.60%        0.73%


------------
(1)  Commencement of operations.
(2) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 1.23%, 1.55% (annualized) for the year ended May 31, 1997, and the period ended May 31, 1996, respectively.
(3) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 0.70%, and 0.75% (annualized) for the year ended May 31, 1997 and the period ended May 31, 1996, respectively.
(4)  Annualized.

                    FLAG INVESTORS EQUITY PARTNERS FUND, INC.
                             (INSTITUTIONAL SHARES)
                             NEW ACCOUNT APPLICATION
--------------------------------------------------------------------------------

Send completed Application by overnight carrier to:
  BT Alex. Brown Incorporated/Flag Investors Funds
  330 West 9th Street, First Floor
  Kansas City, MO 64105
  Attn: Flag Investors Equity Partners Fund, Inc.

For assistance in completing this application please call: 1-800-553-8080, Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time).

If you are paying by check, make check payable to "Flag Investors Equity Partners Fund, Inc." and mail the Application. If you are paying by wire, see instructions below.
--------------------------------------------------------------------------------

                    Your Account Registration (Please Print)

Name on Account                                Mailing Address

--------------------------------------------   --------------------------------------------
Name of Corporation, Trust or Partnership      Name of Individual to Receive Correspondence

--------------------------------------------   --------------------------------------------
Tax ID Number                                  Street

[ ] Corporation  [ ] Partnership  [ ] Trust    --------------------------------------------
[ ] Non-Profit or Charitable Organization      City                     State       Zip
[ ] Other _______________                      (    )
If a Trust, please provide the following:      --------------------------------------------
                                               Daytime Phone
--------------------------------------------

----------------------------------------------------------------------------------------
Date of Trust                              For the Benefit of

----------------------------------------------------------------------------------------
Name of Trustees (If to be included in the Registration)



                               Initial Investment

The minimum initial purchase for the Institutional Shares of the Fund is $500,000, except that the minimum initial purchase is $1,000,000 for qualified retirement plans. There is no minimum for clients of investment advisory affiliates of BT Alex Brown or for subsequent investments.

Indiciate the amount to be invested and the method of payment:

__A. By Mail: Enclosed is a check in the amount of $_____________ payable to
              Flag Investors Equity Partners Fund, Inc.

__B. By Wire: A bank wire in the amount of $______________ has been sent from
              ____________________   ___________________
               Name of Bank          Wire Control Number

     Wire Instructions:

       Follow the instructions below to arrange for a wire transfer for initial investment:
       o Send completed Application by overnight carrier to BT Alex. Brown
         Incorporated/Flag Investors Funds at the address listed above.
       o Call 1-800-553-8080 to obtain new investor's Fund account number.
       o Wire payment of the purchase price to Investors Fiduciary Trust Company ("IFTC"), as follows:
         IFTC
         a/c BT Alex Brown Incorporation/Flag Investors Funds
         Acct. #7528353
         ABA # 1010-0362-1
         Kansas City, Missouri 64105

       Please include the following in the wire:
       o Flag Investors Equity Partners Fund, Inc. -- Institutional Shares
       o The amount to be invested
       o "For further credit to ________________________________."
                                (Investor's Fund Account Number)

                              Distribution Options

Please check appropriate boxes. If none of the options are selected, all distributions will be reinvested in additional Institutional Shares of the Fund.

   Income Dividends                      Capital Gains
   [ ] Reinvested in additional shares   [ ] Reinvested in additional shares
   [ ] Paid in cash                      [ ] Paid in cash

                             Telephone Transactions

I understand that I will automatically have telephone redemption privileges (for amounts up to $500,000) and exchange privileges (with respect to Institutional Shares of other Flag Investors Funds) unless I mark one or both of the boxes below:
          No, I do not want: [ ] Telephone redemption privileges
                             [ ] Telephone exchange privileges

 Redemptions effected by telephone will be wired to the bank account designated below.

                            Bank Account Designation
                        (This Section Must Be Completed)

Please attach a blank, voided check to provide account and bank routing information.

---------------------------------------------------------------------
Name of Bank                           Branch

---------------------------------------------------------------------
Bank Address                          City/State/Zip

---------------------------------------------------------------------
Name(s) on Account

---------------------------------------------------------------------
Account Number                        A.B.A. Number


                                                                            A-1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    Acknowledgment, Certificate and Signature

The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)
[ ] U.S. Citizen/Taxpayer:
   [ ] I certify that (1) the number shown above on this form is the correct
   Tax ID Number and (2) I am not subject to any backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or
   (c) the IRS has notified me that I am no longer subject to backup withholding.
   [ ] If no Tax ID Number has been provided above, I have applied, or intend to apply, to the IRS for a Tax ID Number, and I understand that if I do not provide such number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish my correct Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide your Tax ID Number on IRS Form W-9.
   You may request such form by calling the Transfer Agent at 800-553-8080.)
[ ] Non-U.S. Citizen/Taxpayer: Indicated country of residence for tax purposes: __________________________
    Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.

I have received a copy of the Fund's prospectus. I acknowledge that the telephone redemption and exchange privileges are automatic and will be effected as described in the Fund's current prospectus (see "Telephone Transactions"). I also acknowledge that I may bear the risk of loss in the event of fraudulent use of such privileges. If I do not want telephone redemption or exchange privileges, I have so indicated on this Application.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

--------------------------------------------------------------------------------
Signature of Corporate Officer,                                  Date
General Partner, Trustee, etc.

--------------------------------------------------------------------------------
Signature of Corporate Officer,                                  Date
General Partner, Trustee, etc.

                  Person(s) Authorized to Conduct Transactions

The following person(s) ("Authorized Person(s)") are currently officers, trustees, general partners or other authorized agents of the investor. Any ---
* of the Authorized Person(s) is, by lawful and appropriate action of the investor, a person entitled to give instructions regarding purchases and redemptions or make inquiries regarding the Account.

-------------------------------           -----------------------------------
Name/Title                                 Signature                Date

-------------------------------            -----------------------------------
Name/Title                                 Signature                Date

-------------------------------            -----------------------------------
Name/Title                                 Signature                Date

-------------------------------            -----------------------------------
Name/Title                                 Signature                Date

The signature appearing to the right of each Authorized Person is that person's signature. Investment Company Capital Corp. ("ICC") may, without inquiry, act upon the instructions (whether verbal, written, or provided by wire, telecommunication, or any other process) of any person claiming to be an Authorized Person. Neither ICC nor any entity on behalf of which ICC is acting shall be liable for any claims or expenses (including legal fees) or for any losses resulting from actions taken upon any instructions believed to be genuine. ICC may continue to rely on the instructions made by any person claiming to be an Authorized Person until it is informed through an amended Application that the person is no longer an Authorized Person and it has a reasonable period (not to exceed one week) to process the amended Application. Provisions of this Application shall be equally Applicable to any successor of ICC.
* If this space is left blank, any one Authorized Person is authorized to give instructions and make inquiries. Verbal instructions will be accepted from any one Authorized Person. Written instructions will require signatures of the number of Authorized Persons indicated in this space.

                            Certificate of Authority

Investors must complete one of the following two Certificates of Authority.

Certificate A: FOR CORPORATIONS AND UNINCORPORATED ASSOCIATIONS (With a Board of Directors or Board of Trustees.)

I___________________ , Secretary of the above-named investor, do hereby certify that at a meeting on ____________, at which a quorum was present throughout, the Board of Directors (Board of Trustees) of the investor duly adopted a resolution which is in full force and effect and in accordance with the investor's charter and by-laws, which resolution did the following: (1) empowered the officers/trustees executing this Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized
Person(s) to effect securities transactions for the investor on the terms described above; (3) authorized the Secretary to certify, from time to time, the names and titles of the officers of the investor and to notify ICC when changes in officers occur; and (4) authorized the Secretary to certify that such a resolution has been duly adopted and will remain in full force and effect until ICC receives a duly-executed amendment to the Certification form. Witness my hand and seal on behalf of the investor.

this __ day of ______________, 199__    Secretary____________________________

The undersigned officer (other than the Secretary) hereby certifies that the foregoing instrument has been signed by the Secretary of the investor.

------------------------------------------------------------------------------
Signature and title                                     Date

Certificate B: FOR PARTNERSHIPS AND TRUSTS (Even if you are the sole trustee)

The undersigned certify that they are all general partners/trustees of the investor and that they have done the following under the authority of the investor's partnership agreement/trust instrument: (1) empowered the general partner/trustee executing this Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the investor on the terms described above; (3) authorized the Secretary to certify, from time to time, the names of the general partners/trustees of the investor and to notify ICC when changes in general partners/trustees occur. This authorization will remain in full force and effect until ICC receives a further duly-executed certification. (If there are not enough spaces here for all necessary signatures, complete a separate certificate containing the language of this Certificate B and attach it to the Application).


---------------------------------------------------------------------
Signature and title           Date


---------------------------------------------------------------------
Signature and title           Date

A-2

--------------------------------------------------------------------------------

                   FLAG INVESTORS EQUITY PARTNERS FUND, INC.
                            (Institutional Shares)



                              Investment Advisor
                       INVESTMENT COMPANY CAPITAL CORP.
                               One South Street
                           Baltimore, Maryland 21202



            Sub-Advisor                                 Distributor
 ALEX. BROWN INVESTMENT MANAGEMENT                ICC DISTRIBUTORS, INC.
          One South Street                             P.O. Box 7558
     Baltimore, Maryland 21202                     Portland, Maine 04101



           Transfer Agent                         Independent Accountants
  INVESTMENT COMPANY CAPITAL CORP.              PRICEWATERHOUSECOOPERS LLP
          One South Street                         250 West Pratt Street
     Baltimore, Maryland 21202                   Baltimore, Maryland 21201
           1-800-553-8080



             Custodian                                 Fund Counsel
       BANKERS TRUST COMPANY                    MORGAN, LEWIS & BOCKIUS LLP
         130 Liberty Street                        2000 One Logan Square
      New York, New York 10006               Philadelphia, Pennsylvania 19103

You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 767-FLAG:

o A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 to find out about the operation of the Public Reference Room) The Commission's Internet site at http.//www.sec.gov has reports and other information about the Fund and you may get copies of this information by writing the Public Reference Section of the Commission, Washington, D.C. 20549-5009. You will be charged for duplicating fees.

For other shareholder inquiries, contact the Fund at (800) 767-FLAG, the Transfer Agent at (800) 553-8080, or your securities dealer or servicing agent.















                                      Investment Company Act File No. 811-8886

                       STATEMENT OF ADDITIONAL INFORMATION




                    FLAG INVESTORS EQUITY PARTNERS FUND, INC.

                                One South Street
                            Baltimore, Maryland 21202





        THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS WHICH MAY BE OBTAINED FROM YOUR SECURITIES DEALER OR SHAREHOLDER
        SERVICING AGENT OR BY WRITING OR CALLING THE FUND, ONE SOUTH STREET, BALTIMORE, MARYLAND 21202, (800) 767-FLAG.











                   Statement of Additional Information Dated:
                                 October 1, 1998
                         Relating to Prospectuses Dated:
                October 1, 1998, relating to the Class A, Class B
                            and Institutional Shares

                                                TABLE OF CONTENTS

                                                                            Page
                                                                          ------
 1.      General Information and History................................       1

 2.      Investment Objectives, Policies and Risk Considerations........       1

 3.      Valuation of Shares and Redemption.............................       6

 4.      Federal Tax Treatment of Dividends and
           Distributions................................................       7

 5.      Management of the Fund.........................................       9

 6.      Investment Advisory and Other Services.........................      14

 7.      Distribution of Fund Shares....................................      15

 8.      Brokerage......................................................      19

 9.      Capital Stock..................................................      20

10.      Semi-Annual Reports............................................      21

11.      Custodian, Transfer Agent and Accounting Services..............      21

12.      Independent Accountants........................................      22

13.      Legal Matters .................................................      22

14.      Performance Information........................................      22

15.      Control Persons and Principal Holders of
           Securities...................................................      24

16.      Financial Statements...........................................      24

           Appendix A...................................................     A-1

1. GENERAL INFORMATION AND HISTORY

                 Flag Investors Equity Partners Fund, Inc. (the "Fund") is an open-end diversified management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers three classes of shares: Flag Investors Equity Partners Fund Class A Shares (the "Class A Shares"), Flag Investors Equity Partners Fund Class B Shares (the "Class B Shares") and Flag Investors Equity Partners Fund Institutional Shares (the "Institutional Shares") (collectively, the "Shares"). As used herein, the "Fund" refers to Flag Investors Equity Partners Fund, Inc. and specific references to any class of the Fund's Shares will be made using the name of such class.

                 Important information concerning the Fund is included in the Fund's Prospectuses, which may be obtained without charge from the Fund's distributor (the "Distributor") or from Participating Dealers that offer Shares to prospective investors. Prospectuses for the Class A Shares and the Class B Shares may also be obtained from Shareholder Servicing Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement respecting the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                 The Fund was incorporated under the laws of the State of Maryland on November 29, 1994. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act") and its Shares under the Securities Act of 1933, as amended (the "Securities Act"), and commenced operations on February 13, 1995. The Fund has offered the Institutional Shares since February 12, 1996.

                 Under a license agreement dated January 31, 1995 between the Fund and Alex. Brown & Sons Incorporated (predecessor to BT Alex. Brown Incorporated), Alex. Brown & Sons Incorporated licenses to the Fund the "Flag Investors" name and logo but retains the rights to the name and logo, including the right to permit other investment companies to use them.

                 The Fund depends on the smooth functioning of computer systems in almost every aspect of its business. The Fund could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Fund has asked its service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and received assurances from each that its system is expected to accommodate the year 2000 without material adverse consequences to the Fund. The Fund and its shareholders may experience losses if these assurances prove to be incorrect or if issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others, with which the Fund does business experience difficulties as a result of year 2000 issues.


2. INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS

                 The Fund has the investment objective of seeking long-term growth of capital and, secondarily, current income. The Fund seeks to achieve this objective primarily through a policy of diversified investments in common stocks. The Fund may make other equity investments (including preferred stocks, convertible securities, warrants and other securities convertible into or exchangeable for common stocks). Under normal market conditions, the Fund will invest as fully as feasible in equity securities and at least 65% of the Fund's total assets will be so invested. There can be no assurance that the Fund's investment objective will be achieved.

                 In addition, the Fund may invest, up to 10% of its total assets in non-convertible debt securities. Up to all of any such investments may be in securities that are rated below investment grade by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") or are unrated and of similar quality. A description of the rating categories of S&P and Moody's is set forth in Appendix A to this Statement of Additional Information. Any remaining assets of the Fund not invested as described above may be invested in high quality money market instruments. For temporary, defensive purposes, the Fund may invest up to 100% of its assets in high quality short-term money market instruments, including repurchase agreements, and in bills, notes or bonds issued by the U.S. Treasury Department or by other agencies of the U.S. Government.

                 Additional information about certain of the Fund's investment policies and practices are described below.

Equity Securities

                 Equity securities include common stocks, preferred stocks, warrants, and other securities that may be converted into or exchanged for common stocks. Common stocks are equity securities that represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends based on proportionate ownership. Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period. Convertible securities are securities that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock.

                 In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security tends to increase as the market value of the underlying common stock increases, whereas it tends to decrease as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investment in common stock of the same issuer.

Below Investment Grade Corporate Bonds

                 The Fund may invest up to 10% of its total assets (measured at the time of the investment) in lower quality non-convertible debt securities [securities rated BB or lower by Standard & Poor's Ratings Group ("S&P") or Ba or lower by Moody's Investors Service, Inc. ("Moody's") and unrated securities of comparable quality]. Lower rated debt securities, also known as "junk bonds", are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. These securities may trade at substantial discounts from their face values. Accordingly, if the Fund is successful in meeting its objectives, investors may receive a total return consisting not only of income dividends but, to a lesser extent, capital gain distributions.

                 Appendix A to this Statement of Additional Information sets forth a description of the S&P and Moody's rating categories, which indicate the rating agency's opinion as to the probability of timely payment of interest and principal.

                 Ratings of S&P and Moody's represent their opinions of the quality of bonds and other debt securities they undertake to rate at the time of issuance. However, these ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, the Fund's investment advisor (the "Advisor") and the Fund's sub-advisor (the "Sub-Advisor") (collectively, the "Advisors") do not rely exclusively on ratings issued by S&P or Moody's in selecting portfolio securities but supplement such ratings with independent and ongoing review of credit quality. In addition, the total return the Fund may earn from investments in high-yield securities will be significantly affected not only by credit quality but by fluctuations in the markets in which such securities are traded. Accordingly, selection and supervision by the Advisors of investments in lower rated securities involves continuous analysis of individual issuers, general business conditions, activities in the high-yield bond market and other factors. The analysis of issuers may include, among other things, historic and current financial conditions, strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated changes in economic activity in interest rates, the availability of new investment opportunities and the economic outlook for specific industries.

                 Investing in higher yield, lower rated bonds entails substantially greater risk than investing in investment grade bonds, including not only credit risk, but potentially greater market volatility and lower liquidity. Yields and market values of high-yield bonds will fluctuate over time, reflecting not only changing interest rates but also the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. In addition, in adverse economic conditions, the liquidity of the secondary market for junk bonds may be significantly reduced. In addition, adverse economic developments could disrupt the high-yield market, affecting both price and liquidity, and could also affect the ability of issuers to repay principal and interest, thereby leading to a default rate higher than has been the case historically. Even under normal conditions, the market for high-yield bonds may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high-yield market and purchasers of high-yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, the market for high-yield bonds may become more volatile and there may be significant disparities in the prices quoted for high-yield securities by various dealers. Under conditions of increased volatility and reduced liquidity, it would become more difficult for the Fund to value its portfolio securities accurately because there might be less reliable, objective data available.

                 Finally, prices for high-yield bonds may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. Such legislation may significantly depress the prices of outstanding high-yield bonds.

Repurchase Agreements

                 The Fund may enter into repurchase agreements with domestic banks or broker-dealers deemed to be creditworthy by the Advisors under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the Fund's holding period. The value of underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of a custodian or bank acting as agent. The underlying securities, which in the case of the Fund are securities of the U.S. Government only, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

Foreign Investment Risk Considerations

                 The Advisors may invest the Fund's assets in American Depositary Receipts and other securities, which are traded in the United States and represent interests in foreign issuers. The Advisors may also invest up to 10% of the Fund's assets in securities of foreign companies, and in debt and equity securities issued by foreign corporate and government issuers and which are not traded in the United States when the Advisors believe that such investments provide good opportunities for achieving income and capital gains without undue risk. Foreign investments involve substantial and different risks which should be carefully considered by any potential investor. Such investments are usually not denominated in dollars so changes in the relative values of the dollar and other currencies will affect the value of foreign investments. In general, less information is publicly available about foreign companies than is available about companies in the United States. Most foreign companies are not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the United States. In most foreign markets volume and liquidity are less than in the United States and, at times, volatility can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on United States exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies in the United States. The settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. Portfolio securities held by the Fund which are listed on foreign exchanges may be traded on days that the Fund does not value its securities, such as Saturdays and the customary United States business holidays on which the New York Stock Exchange is closed. As a result, the net asset value of Shares may be significantly affected on days when shareholders do not have access to the Fund.

                 Although the Fund intends to invest in securities of companies and governments of developed, stable nations, there is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments that could adversely affect investments, assets or securities transactions of the Fund in some foreign countries. The dividends and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount available for distribution to the Fund's shareholders. When the Fund invests directly in foreign securities, the expense ratio of the Fund can be expected to be higher than those of investment companies investing in domestic securities due to the additional cost of custody of foreign securities. When considering whether to invest in foreign equity or debt securities, the Advisor will consider the risk of foreign investment in addition to the criteria it applies to all investments in equity or debt securities, as described above.

Temporary Investments

                 For temporary, defensive purposes, the Fund may invest up to 100% of its assets in high quality short-term money market instruments, including repurchase agreements, and in bills, notes or bonds issued by the U.S. Treasury Department or by agencies of the U.S. Government.





Rule 144A Securities

                 The Fund may purchase Rule 144A Securities. Rule 144A Securities are restricted securities in that they have not been registered under the Securities Act of 1933, but they may be traded between certain qualified institutional investors, including investment companies. The presence or absence of a secondary market may affect the value of the Rule 144A Securities. The fund's Board of Directors has established guidelines and procedures to be utilized to determine the liquidity of such securities.

Investment Restrictions

                 The Fund's investment program is subject to a number of investment restrictions that reflect self-imposed standards as well as federal and state regulatory limitations. The investment restrictions recited below are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. The vote of a majority of the outstanding Shares of the Fund means the lesser of: (i) 67% or more of the Shares present at a shareholder meeting at which the holders of more than 50% of the Shares are present or represented or (ii) more than 50% of the outstanding Shares of the Fund. The Fund will not:

                 1. Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an industry); or

                 2. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except the U.S. Government, its agencies and instrumentalities.

                 3. Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities;

                 4. Invest in real estate or mortgages on real estate;

                 5. Purchase or sell commodities or commodities contracts, including financial futures contracts;

                 6. Act as an underwriter of securities within the meaning of the U.S. federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

                 7. Issue senior securities;

                 8. Make loans, except that the Fund may purchase or hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies;

                 9. Effect short sales of securities;

                 10. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

                 11. Purchase participations or other direct interests in oil, gas or other mineral leases or exploration or development programs; or

                 12. Invest more than 10% of its net assets in illiquid securities (defined as securities that cannot be sold in the ordinary course of business within seven days at approximately the value at which the Fund is carrying the securities), including securities that the Fund is restricted from selling to the public without registration under the Securities Act [excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act ("Rule 144A Securities") that have been determined to be liquid by the Fund's Board of Directors based upon the trading markets for such securities].


3. VALUATION OF SHARES AND REDEMPTION

Valuation of Shares

                 The net asset value per Share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern
Time) each day on which the New York Stock Exchange is open for business (a "Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                 The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business which is ordinarily 4:00 p.m. (Eastern Time). So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These "late day" agreements are intended to permit shareholders placing orders with third parties to place orders up to the same time as other shareholders.

Redemption

                 The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

                 Under normal circumstances, the Fund will redeem shares by check or by wire transfer of funds, as described in the Prospectuses. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation of Shares" and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.


4. FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

                 The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

                 The summary of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Subsequent legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company

                 The Fund expects to be taxed as a regulated investment company under Subchapter M of the Code. However, in order to qualify as a regulated investment company for any taxable year, the Fund generally must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stocks, securities or currencies (the "Income Requirement").

                 In addition, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and that are engaged in the same or similar trades or businesses or related trades or businesses (the "Asset Diversification Test"). Generally, the Fund will not lose its status as a regulated investment company if it fails to meet the Asset Diversification Test solely as a result of a fluctuation in value of portfolio assets not attributable to a purchase.


                 Under Subchapter M of the Code, if the Fund fails to so qualify, it will be subject to income tax on its net investment income and capital gains which it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital losses) for the year (the "Distribution Requirement") and complies with the other requirements of the Code described above. Distributions of investment company taxable income made during the taxable year or, under certain specified circumstances, within 12 months after the close of the taxable year will satisfy the Distribution Requirement. The Distribution Requirement for any year may be waived if a regulated investment company establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax.

                 Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

                 If for any taxable year, the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and all such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction for corporate shareholders.

Fund Distributions

                 Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are invested in additional Shares. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

                 The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to shareholders at a rate of 20% or at a rate of 28% depending upon the holding period of the Fund in the underlying asset generating the net capital gain, regardless of the length of time the shareholder has held Shares. Conversely, if the Fund elects to retain its net capital gains, it will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate capital gains tax rate. In this event, it is expected that the Fund also will elect to have shareholders treated as having received a distribution of such gains, with the result that shareholders will be required to report such gains on their returns as long-term capital gains, will receive a tax credit for their allocable share of capital gains tax paid by the Fund on the gains, and will increase the tax basis for their Shares by an amount equal to 65% of such gains.

                 In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividends received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. For purposes of the alternative minimum tax and the environmental tax, corporate shareholders generally will be required to take the full amount of any dividend received from the Fund into account in determining their adjusted current earnings for purposes of computing "alternative minimum taxable income."

                 Investors should be careful to consider the tax implications of purchasing Shares just prior to the ex-dividend date of any ordinary income dividend or capital gains distribution. Those investors will be taxable on the entire amount of the dividend received, even though the net asset value per Share on the date of such purchase reflected the amount of such distribution.

                 Generally, gain or loss on the sale or exchange of a Share will be capital gain or loss that will be long-term if the Share has been held for more than eighteen months, will be mid-term if held for more than twelve, but not more than eighteen months and otherwise will be short-term. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of the Fund with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

                 The Fund will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends received deduction.

                 The Fund will be required in certain cases to withhold and remit tax to the United States Treasury on distributions payable to any shareholder who (1) has provided either an incorrect taxpayer identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report receipt of interest or dividends, or (3) has failed to certify to the Fund that the shareholder is not subject to backup withholding.

Federal Excise Tax; Miscellaneous Considerations

                 The Code imposes a nondeductible 4% excise tax on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The excise tax is imposed on the undistributed part of this required distribution. In addition, the balance of such income must be distributed during the next calendar year to avoid liability for the excise tax in that year. For the foregoing purposes, an investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. For this purpose, in determining its capital gain net income for the one-year period ending on October 31 of such calendar year, the Fund must reduce its capital gain net income by the amount of any net ordinary loss for the calendar year (but not below the net capital gain for the one-year period ending on October 31). Because the Fund intends to distribute all of its income currently (or to retain, at most its net capital gains and pay tax thereon), it does not anticipate incurring any liability for this excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability.

                 Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

5. MANAGEMENT OF THE FUND

Directors and Officers

                 The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, distributor, custodian and transfer agent.

                 The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.

*TRUMAN T. SEMANS, Chairman (10/27/26)
        Managing Director Emeritus, BT Alex. Brown Incorporated; Vice Chairman, Alex. Brown Capital Advisory & Trust Company Director, Investment Company Capital Corp. (registered investment advisor); and Director, Virginia Hot Springs, Inc.; Formerly, Vice Chairman, Alex. Brown & Sons Incorporated (now BT Alex. Brown Incorporated).

*RICHARD T. HALE, Director (7/17/45)
        Managing Director, BT Alex. Brown Incorporated; Director and President, Investment Company Capital Corp. (registered investment advisor); Chartered Financial Analyst.

JAMES J. CUNNANE, Director (3/11/38)
        60 Seagate Drive, Unit P106, Naples, Florida 34103. Managing Director, CBC Capital (merchant banking), 1993-Present; Formerly, Senior Vice President and Chief Financial Officer, General Dynamics Corporation (defense), 1989-1993, and Director, The Arch Fund (registered investment company).

JOHN F. KROEGER, Director (8/11/24)
        37 Pippins Way, Morristown, New Jersey 07960. Formerly,
        Director/Trustee, AIM Funds (registered investment companies); Consultant, Wendell & Stockel Associates, Inc. (consulting firm); and General Manager, Shell Oil Company.

LOUIS E. LEVY, Director (11/16/32)
        26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products) and Household International (banking and finance); Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants; Formerly, Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; Partner, KPMG Peat Marwick, retired 1990.

EUGENE J. McDONALD, Director (7/14/32)
         Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and health care); Director, Central Carolina Bank & Trust (banking), Key Funds (registered investment companies), and DP Mann Holdings (insurance); Formerly Director AMBAC Treasurers Trust (registered investment company).

REBECCA W. RIMEL, Director (4/10/51)
         The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103. President and Chief Executive Officer, The Pew Charitable Trusts; Director and Executive Vice President, The Glenmede Trust Company; Formerly, Executive Director, The Pew Charitable Trusts.

CARL W. VOGT, ESQ., Director (4/20/36)
         Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604; Senior Partner, Fulbright & Jaworski L.L.P. (law); Director, Yellow Corporation (trucking) and American Science & Engineering (x-ray detection equipment); Formerly, Chairman and member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak) and Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration).

HARRY WOOLF, President (8/12/23)
         Institute for Advanced Study, Olden Lane, Princeton, New Jersey 08540. Professor-at-Large Emeritus, Institute for Advanced Study; Director, ATL and Spacelabs Medical Corp. (medical equipment) and Family Health International (non-profit research and education); Director, Research America (non-profit medical research); Formerly, Trustee, Reed College (education); Trustee, Rockefeller Foundation and Director, Merrill Lynch Cluster C Funds (registered investment companies); Flag Investors/ISI/ and BT Alex. Brown, Family of Funds.

JOSEPH A. FINELLI, Treasurer (1/24/57)
        Vice President, BT Alex. Brown Incorporated and Vice President, Investment Company Capital Corp. (registered investment advisor), September 1995-Present; Formerly, Vice President and Treasurer, The Delaware Group of Funds (registered investment companies) and Vice President, Delaware Management Company Inc. (investments), 1980-August 1995.

AMY M. OLMERT, Secretary (5/14/63)
        Vice President, BT Alex. Brown Incorporated, June 1997-Present. Formerly, Senior Manager, Coopers & Lybrand L.L.P., September 1988 - June 1997.

SCOTT J. LIOTTA, Assistant Secretary (3/18/65)
        Assistant Vice President, BT Alex. Brown Incorporated, July 1996-Present; Formerly, Manager and Foreign Markets Specialist, Putnam Investments Inc. (registered investment companies), April 1994-July 1996; Supervisor, Brown Brothers Harriman & Co. (domestic and global custody), August 1991-April 1994.


---------------------
* Messrs. Semans and Hale are directors who are "interested persons" as defined in the Investment Company Act.

                  Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, advised, or administered by BT Alex. Brown Incorporated ("BT Alex. Brown") or its affiliates. There are currently 13 funds in the Flag Investors/ISI Funds and BT Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Semans serves as Chairman of five funds and as a Director of six other funds in the Fund Complex. Mr. Hale serves as Chairman of four funds and as Director of eight other funds in the Fund Complex. Messrs. Cunnane, Kroeger, Levy and McDonald serve as Directors of each fund in the Fund Complex. Ms. Rimel and Mr. Vogt each serve as a Director of 11 funds in the Fund Complex. Mr. Woolf serves as President of seven funds in the Fund Complex. Mr. Finelli serves as Treasurer, Ms. Olmert serves as Secretary and Mr. Liotta serves as Assistant Secretary, respectively, of each of the funds in the Fund Complex.

                  Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, BT Alex. Brown in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

                 With the exception of the Fund's President, officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of BT Alex. Brown or the Advisor may be considered to have received remuneration indirectly. As compensation for his or her services, each Director who is not an "interested person" of the Fund (as defined in the Investment Company Act) (an "Independent Director") and Mr. Woolf receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an aggregate annual fee from the Fund Complex. Payment of such fees and expenses are allocated among all such funds described above in proportion to their relative net assets. For the fiscal year ended May 31, 1998, Independent Directors' fees attributable to the assets of the Fund totaled approximately $10,811.

                 The following table shows aggregate compensation and retirement benefits payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended May 31, 1998.



                                                         COMPENSATION TABLE


----------------------------------------------------------------------------------------------------------------------------------
Name of Person, Position           Aggregate Compensation                  Pension or Retirement           Total Compensation
                                   From the Fund Payable to                Benefits Accrued as             from the Fund
                                   Directors for the Fiscal Year           Part of Fund Expenses           and Fund Complex
                                   Ended May 31, 1998                                                      Payable to Directors
                                                                                                           in the Fiscal Year
                                                                                                           Ended May 31, 1998
----------------------------------------------------------------------------------------------------------------------------------

Truman T. Semans(1)                         $0                                 $0                            $0
    Chairman and Director


Richard T. Hale, Director(1)                $0                                 $0                            $0


Charles W. Cole, Jr., Director(1),(2)       $0                                 $0                            $0


James J. Cunnane, Director                  $1,242(3)                          (4)              $39,000 for service on 12
                                                                                               Boards in the Fund Complex

John F. Kroeger, Director                   $1,560                             (4)              $49,000 for service on 12
                                                                                               Boards in the Fund Complex

Louis E. Levy, Director                     $1,242                             (4)              $39,000  for service on 12
                                                                                              Boards in the Fund Complex

Eugene J. McDonald, Director                $1,242                             (4)              $39,000 for service on 12
                                                                                               Boards in the Fund Complex

Rebecca W. Rimel, Director                  $1,266(3)                          (4)              $39,000 for service on 10(5)
                                                                                               Boards in the Fund Complex

Carl W. Vogt, Esq., Director                $1,279(3)                          (4)               $39,000 for service on 9(5)
                                                                                                Boards in the Fund Complex

(1) A Director who is an "interested person" as defined in the Investment Company Act.
(2)  Retired effective August 13, 1997.
(3) Of this amount, $1,242, $1,242, $1,279, and $1,266 has been deferred by Messrs. Cunnane, McDonald and Vogt and Ms. Rimel, respectively, pursuant to a deferred compensation plan.
(4) The Fund Complex has adopted a retirement plan for eligible Directors, as described below. The actuarially computed pension expense for the Fund for the year ended May 31, 1998 was approximately $5,802.
(5) Ms. Rimel and Mr. Vogt receive proportionately higher compensation from each fund for which they serve.


                  The Fund Complex has adopted a Retirement Plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's Advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the Participant in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the Participant in his or her last year of service. The fee will be paid quarterly, for life, by each Fund for which he or she serves. The Retirement Plan is unfunded and unvested. Mr. Kroeger has qualified but has not received benefits. The Fund has two Participants, a Director who retired effective December 31, 1994 and a Director who retired effective December 31, 1996, who have qualified for the Retirement Plan by serving 13 and 14 years, respectively, as Directors in the Fund Complex and each of whom will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

                  Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described above. The approximate credited years of service are as follows: for Mr. Cunnane, 3 years; for Mr. Kroeger, 15 years; for Mr. Levy, 3 years; for Mr. McDonald, 5 years; for Ms. Rimel, 2 years; and for Mr. Vogt, 2 years.

Years of Service           Estimated Annual Benefits Payable By Fund Complex Upon Retirement
----------------           -----------------------------------------------------------------

                                    Chairman of Audit Committee                    Other Participants
                                    ---------------------------                    ------------------

 6 years                                    $ 4,900                                     $ 3,900
 7 years                                    $ 9,800                                     $ 7,800
 8 years                                    $14,700                                     $11,700
 9 years                                    $19,600                                     $15,600
10 years or more                            $24,500                                     $19,500

                  Any Director who receives fees from the Fund is permitted to defer a minimum of 50%, or up to all, of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Cunnane, Levy, McDonald, and Vogt and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among various Flag Investors Funds and the BT Alex. Brown Cash Reserve Fund in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally quarterly installments over a period of 10 years.

Code of Ethics

                  The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics applies to the personal investing activities of all of the directors and officers of the Fund, as well as to designated officers, directors and employees of the Advisors and the Distributor. As described below, the Code of Ethics imposes additional restrictions on the Advisor's investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.

                  The Code of Ethics requires that any officer, director, or employee of the Fund or the Advisors preclear any personal securities investments (with certain exceptions, such as non-volitional purchases or purchases that are part of an automatic dividend reinvestment plan). The foregoing would apply to any officer, director or employee of the Distributor that is an access person. The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and special preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Fund in the same security. Trading by investment personnel and certain other employees of the Advisor or Sub-Advisor, as appropriate, would be exempt from this "blackout period" provided that (1) the market capitalization of a particular security exceeds $2 billion; and (2) orders of such entity do not exceed ten percent of the daily average trading volume of the security for the prior 15 days. Officers, directors and employees of the advisors and the Distributor may comply with codes instituted by those entities so long as they contain similar requirements and restrictions.


6. INVESTMENT ADVISORY AND OTHER SERVICES

                  On June 17, 1997 the Board of Directors of the Fund, including a majority of the Disinterested Directors, approved an Investment Advisory Agreement between the Fund and Investment Company Capital Corp. ("ICC" or the "Advisor") and a Sub-Advisory Agreement among the Fund, ICC and Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor"), both of which contracts are described in greater detail below. The Investment Advisory Agreement and the Sub-Advisory Agreement were approved by a vote of shareholders of the Fund on August 14, 1997. ICC, the investment advisor, is an indirect subsidiary of Bankers Trust Corporation. ICC is also the investment advisor to other Funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc.

                  ABIM, also the sub-advisor to Flag Investors Communications Fund, Inc. and Flag Investors Value Builder Fund, Inc., is a registered investment advisor with approximately $6.7 billion under management as of August 31, 1997. ABIM is a limited partnership affiliated with the Advisor. Buppert, Behrens & Owen, Inc., a company organized and owned by three employees of ABIM, owns a 49% limited partnership interest and a 1% general partnership interest in ABIM. BT Alex. Brown owns a 1% general partnership interest in ABIM and BT Alex. Brown Holdings, Inc. owns the remaining limited partnership interest.

                  Under the Investment Advisory Agreement, ICC is responsible for obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies for the Fund. ICC has delegated this responsibility to ABIM, provided that ICC continues to supervise the performance of ABIM and report thereon to the Fund's Board of Directors. Any investment program undertaken by ICC or ABIM will at all times be subject to policies and control of the Fund's Board of Directors. ICC will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by ICC without reimbursement by the Fund for any costs. Neither ICC nor ABIM shall be liable to the Fund or its shareholders for any act or omission by ICC or ABIM or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ICC and ABIM to the Fund are not exclusive and ICC and ABIM are free to render similar services to others.

                  As compensation for its services, ICC is entitled to receive an annual fee from the Fund, calculated daily and paid monthly, at the annual rate of 1.00% of the first $50 million of the Fund's average daily net assets, 0.85% of the next $50 million of the Fund's average daily net assets, 0.80% of the next $100 million of the Fund's average daily net assets and 0.70% of the Fund's average daily net assets in excess of $200 million. As compensation for its services, ABIM is entitled to receive a fee from ICC, payable from its advisory fee, calculated daily and payable monthly, at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets, 0.60% of the next $150 million of the Fund's average daily net assets, and 0.50% of the Fund's average daily net assets in excess of $200 million.

                  Advisory fees paid by the Fund to ICC and sub-advisory fees paid by ICC to ABIM for the last three fiscal years were as follows:

-------------------------------------------------------------------------------------------------------------
                                                      Year Ended
-------------------------------------------------------------------------------------------------------------
Fees Paid To:                         May 31, 1998                  May 31, 1997                  May 31, 1996
-------------------------------------------------------------------------------------------------------------
ICC                                    $2,090,159                     $853,103(1)                 $318,234(2)
-------------------------------------------------------------------------------------------------------------
ABIM                                   $1,535,410                     $680,636(3)                 $365,697(3)
-------------------------------------------------------------------------------------------------------------

-----------------------
(1) Net of fee waivers of $141,648.
(2) Net of fee waivers of $232,890.
(3) Net of fee waivers for the fiscal years ended May 31, 1997 and 1996 of $49,796 and $55,124.

                  Each of the Investment Advisory Agreement and the Sub-Advisory Agreement has an initial term of two years and will continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such agreements, by votes cast in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). The Fund or ICC may terminate the Investment Advisory Agreement on 60 days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the Investment Company Act).

                  ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. (See "Custodian, Transfer Agent Accounting Services.")


7. DISTRIBUTION OF FUND SHARES


                  ICC Distributors, Inc. ("ICC Distributors" or the "Distributor") serves as the exclusive distributor of the Fund's Shares pursuant to a Distribution Agreement ("Distribution Agreement") effective August 31, 1997.


                  The Distribution Agreement provides that ICC Distributors shall; (i) use reasonable efforts to sell Shares upon the terms and conditions contained in the Distribution Agreement and the Fund's then current Prospectus; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization; (iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. ICC Distributors shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of ICC Distributors are not exclusive and ICC Distributors shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of ICC Distributors in the absence of bad faith, willful misfeasance, or gross negligence in the performance of ICC Distributors' duties or obligations under the Distribution Agreement or by reason of ICC Distributors' reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and ICC Distributors will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

         The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the outstanding Shares of the Fund (as defined under "Capital Stock") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter provided that it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the Fund or (ii) a vote of a majority of the Fund's Board of Directors including a majority of the Independent Directors and so long as the Fund's Plan of Distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement, including the form of Sub-Distribution Agreement, was initially approved by the Board of Directors, including a majority of the Independent Directors, on August 4, 1997 and most recently on March 27, 1998.

                  ICC Distributors and certain broker-dealers ("Participating Dealers") have entered into Sub-Distribution Agreements under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated in the same manner as the Distribution Agreement at any time and shall automatically terminate in the event of assignment.

                  In addition, with respect to the Class A and Class B Shares, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, including BT Alex. Brown and certain banks, to act as Shareholder Servicing Agents, pursuant to which ICC Distributors will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor, the Distributor, or their respective affiliates, will provide compensation out of their own resources. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectus and this Statement of Additional Information in conjunction with any such institution's fee schedule. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.

                  As compensation for providing distribution services as described above for the Class A Shares, ICC Distributors receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Class A Shares. As compensation for providing distribution services as described above for the Class B Shares, ICC Distributors receives an annual fee, paid monthly, equal to 0.75% of the average daily net assets of the Class B Shares. With respect to the Class A Shares, ICC Distributors expects to allocate up to all of its fee to Participating Dealers. With respect to the Class B Shares, ICC Distributors expects to retain the entire distribution fee as reimbursement for front-end payments to Participating Dealers.

                  As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Fund's distributor received aggregate fees in the following amounts:

-------------------------------------------------------------------------------------------------------------
                                                                Fiscal Year Ended December 31,
                                             ----------------------------------------------------------------
                    Fee
                                                   1998                    1997                     1996
-------------------------------------------------------------------------------------------------------------
12b-1 Fee                                        $447,239(1)             $206,936(3)              $130,140(3)
-------------------------------------------------------------------------------------------------------------
Shareholder Servicing Fee                        $ 51,052(2)             $ 65,473(3)              $ 27,369(3)
(Class B Shares)
-------------------------------------------------------------------------------------------------------------


-------------------
(1) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $110,677 and ICC Distributors, the Fund's distributor effective August 31, 1997, received $336,562.
(2) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $11,761 and ICC Distributors, the Fund's distributor effective August 31, 1997, received $39,291.
(3) Fees received by Alex. Brown, the Fund's distributor for the fiscal years ended May 31, 1997 and May 31, 1996.


                  ICC Distributors receives no compensation for distributing the Institutional Shares.

                  Pursuant to Rule 12b-1 under the Investment Company Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted two separate Plans of Distribution, one for the Class A Shares and one for the Class B Shares (collectively, the "Plans"). Under the Plans, the Fund pays fees as described above to ICC Distributors for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and ICC Distributors is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents. The Plans will remain in effect from year to year thereafter as specifically approved (a) at least annually by the Fund's Board of Directors and (b) by the affirmative vote of a majority of the Independent Directors by votes cast in person at a meeting called for such purpose. The Plans were most recently approved by the Fund's Board of Directors, including a majority of the Independent Directors, on September 16, 1997.

                  In approving the Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Directors make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Plans may be terminated at any time by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the outstanding Shares of the related class (as defined under "Capital Stock").

                  During the continuance of the Plans, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plan to ICC Distributors pursuant to the Distribution Agreement, to broker-dealers pursuant to any Sub-Distribution Agreements and to Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.

                  Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ICC Distributors under such Plans. Payments under the Plans are made as described above regardless of ICC Distributors' actual cost of providing distribution services and may be used to pay ICC Distributors' overhead expenses. If the cost of providing distribution services to the Class A Shares is less than .25% of the average daily net assets invested in that Class or Class B Shares is less than .75% of the average daily net assets invested in that Class for any period, the unexpended portion of the distribution fees may be retained by ICC Distributors. The Plans do not provide for any charges to the Fund for excess amounts expended by ICC Distributors and, if either of the Plans is terminated in accordance with its terms, the obligation of the Fund to make payments to ICC Distributors pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to such Plan.



General Information

-----------------------------------------------------------------------------------------------------------------------------

                                                 Fiscal Year Ended May 31,
-----------------------------------------------------------------------------------------------------------------------------
                                          1998                             1997                           1996
-----------------------------------------------------------------------------------------------------------------------------
           Class                Received        Retained         Received        Retained       Received        Retained
-----------------------------------------------------------------------------------------------------------------------------
Class A Commissions          $571,016(1)       $536,314(3)       $404,583(5)     $383,114(5)    $173,816(5)     $163,936(5)
-----------------------------------------------------------------------------------------------------------------------------
Class B Contingent
Deferred Sales
Charge                       $648,704(2)       $632,376(4)       $318,224(5)     $313,208(5)    $114,113(5)     $114,113(5)
-----------------------------------------------------------------------------------------------------------------------------

--------------
(1) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $111,345 and ICC Distributors, the Fund's distributor effective August 31, 1997 received $459,671.
(2) Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $188,711 and ICC Distributors, the Fund's distributor effective August 31, 1997 received $459,993.
(3) Of commissions received, Alex. Brown retained $106,124 and ICC Distributors retained $431,090, respectively.
(4) Of sales charges retained, Alex. Brown retained $183,389 and ICC Distributors retained $448,987, respectively.
(5) By Alex. Brown, the Fund's distributor for the fiscal years ended May 31, 1997 and May 31, 1996.

         The Fund will pay all costs associated with its organization and registration under the Securities Act of 1933 and the Investment Company Act. Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Independent Directors, and of independent auditors, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ICC, ABIM or the Distributor.

         The address of ICC Distributors is  P.O. Box 7558, Portland,
Maine 04101.


8. BROKERAGE

         ABIM is responsible for decisions to buy and sell securities for the Fund, for the broker-dealer selection and for negotiation of commission rates, subject to the supervision of ICC. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. Brokerage commissions are subject to negotiation between ABIM and the broker-dealers. ABIM may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, its affiliates, and ICC Distributors.

         In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with affiliates of the Advisors in any transaction in which affiliates of the Advisors acts as a principal.

         If affiliates of the Advisors are participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objective.

         ABIM's primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, ABIM may, in its discretion, effect agency transactions with broker-dealers that furnish statistical, research or other information or services that are deemed by ABIM to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to ABIM with clients other than the Fund. Similarly, any research services received by ABIM through placement of portfolio transactions of other clients may be of value to ABIM in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to ABIM by a broker-dealer. ABIM is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ABIM's research and analysis. Therefore, it may tend to benefit the Fund by improving ABIM's investment advice. In over-the-counter transactions, ABIM will not pay any commission or other remuneration for research services. ABIM's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in ABIM's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, ABIM is also authorized to pay broker-dealers other than affiliates of the Advisors higher commissions than another broker may have charged on brokerage transactions for the Fund for brokerage or research services. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions, does not apply to transactions effected on a principal basis. In addition, consistent with NASD Rules, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine.

         Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions through affiliates of the Advisors. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e- 1 under the Investment Company Act, which requires that the commissions paid affiliates of the Advisors must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICC and ABIM to furnish reports and to maintain records in connection with such reviews. In the fiscal year ended May 31, 1998, the Fund paid no brokerage commissions to affiliates of the Advisors.

         ABIM manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ABIM. ABIM may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell.

         ABIM directed transactions to broker-dealers and paid related commissions because of research services in the following amounts:


---------------------------------------------------------------------------------------------------------------
                                                              Fiscal Year Ended May 31,
---------------------------------------------------------------------------------------------------------------
                                          1998                          1997                          1996
---------------------------------------------------------------------------------------------------------------
Transactions Directed                 $127,658,887                   $84,859,723                   $25,187,456
---------------------------------------------------------------------------------------------------------------
Commissions Paid                        $249,526                      $ 168,045                     $ 68,808
---------------------------------------------------------------------------------------------------------------

         The increasing amounts of commissions reflects the growth of the Fund.

         The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company Act) that the Fund has acquired during its most recent fiscal year. As of May 31, 1998, the Fund held a 5.40% repurchase agreement issued by Goldman Sachs & Company valued at $15,908,000 and 105,000 shares of Travelers Group Inc., parent company of Smith Barney, valued at $6,405,000.

9. CAPITAL STOCK

         The Fund is authorized to issue 75 million Shares of common stock, par value $.001 per share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.

         The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and the Board has designated three classes of Shares: Flag Investors Equity Partners Fund Class A Shares, Flag Investors Equity Partners Fund Class B Shares and Flag Investors Equity Partners Fund Institutional Shares. In the event separate series or classes are established, all Shares of the Fund, regardless of series or class, would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. Each such series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, each series would be treated as separate entities. Generally, each class of Shares issued by a particular series would be identical to every other class and expenses of the Fund (other than 12b-1 and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively would be voted on by the holders of such class.

         Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund.

         There are no preemptive, conversion or exchange rights applicable to any of the Shares. The issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of Shares if there is more than one series) after all debts and expenses have been paid.

         As used in this Statement of Additional Information the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.


10. SEMI-ANNUAL REPORTS

         The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants.


11. CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

         Bankers Trust Company ("Bankers Trust"), 130 Liberty Street, New York, New York 10006, has been retained to act as custodian of the Fund's investments. Bankers Trust receives such compensation from the Fund for its services as Custodian as may be agreed to from time to time by Bankers Trust and the Fund. For the period from September 22, 1997 to May 31, 1998, Bankers Trust was paid $11,578 as compensation for providing custody services to the Fund. Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202, has been retained to act as transfer and dividend disbursing agent. As compensation for providing these services, the Fund pays ICC up to $10.12 per account per year, plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended May 31, 1998, ICC received transfer agency fees of $74,050.

         ICC also provides certain accounting services to the Fund. As compensation for these services, ICC receives an annual fee, calculated daily and paid monthly as shown below.

Average Daily Net Assets                                     Incremental Fee
------------------------                                     ---------------

           0 - $   10,000,000                                $13,000 (fixed fee)
$ 10,000,000 - $   20,000,000                                             .100%
$ 20,000,000 - $   30,000,000                                             .080%
$ 30,000,000 - $   40,000,000                                             .060%
$ 40,000,000 - $   50,000,000                                             .050%
$ 50,000,000 - $   60,000,000                                             .040%
$ 60,000,000 - $   70,000,000                                             .030%
$ 70,000,000 - $  100,000,000                                             .020%
$100,000,000 - $  500,000,000                                             .015%
$500,000,000 - $1,000,000,000                                             .005%
over $1,000,000,000                                                       .001%

              For the fiscal years ended May 31, 1998, 1997, and 1996 ICC received accounting fees of $77,864, $55,940 and $49,269.

              In addition, the Fund will reimburse ICC for the following out-of-pocket expenses incurred in connection with ICC's performance of its services under the Master Services Agreement: express delivery service, independent pricing and storage.

              ICC also serves as the Fund's investment advisor.


12. INDEPENDENT ACCOUNTANTS


                 The annual financial statements of the Fund are audited by PricewaterhouseCoopers LLP, whose report thereon appears elsewhere herein, and have been included herein in reliance upon the report of such firm of accountants given on their authority as experts in accounting and auditing. PricewaterhouseCoopers LLP has offices at 250 West Pratt Street, Baltimore, Maryland 21201.



13. LEGAL MATTERS

         Morgan, Lewis & Bockius LLP serves as counsel to the Fund.


14. PERFORMANCE INFORMATION

                 For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will be stated in terms of total return rather than in terms of yield. The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

P(1 + T)n = ERV

Where:      P = a hypothetical initial payment of $1,000
            T = average annual total return
            n = number of years (1, 5 or 10)
      ERV = ending redeemable value at the end of the 1, 5, or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods.

                 Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one-, five-, and 10-year periods or a shorter period dating from the effectiveness of the Fund's registration statement or the date the Fund (or a class or series) commenced operations.

                 Calculated according to SEC rules, the ending redeemable value and average annual total return of a hypothetical $1,000 payment for the periods ended May 31, 1998 were as follows:

------------------------------------------------------------------------------------------------------------------
                                      One-Year Period                                  Since Inception*
                                     Ended May 31, 1998
------------------------------------------------------------------------------------------------------------------
Class                  Ending                   Average Annual          Ending                 Average Annual
                       Redeemable               Total Return            Redeemable             Total Return
                       Value                                            Value
------------------------------------------------------------------------------------------------------------------

Class A                1,220.07                    22.01%               2,120.84                   25.65%
Class B                1,228.11                    22.81%               2,139.84                   25.99%
-------------------------------------------------------------------------------------------------------------------
Institutional          1,281.40                    28.14%               1,740.60                   27.38%
-------------------------------------------------------------------------------------------------------------------


------------------
*February 13, 1995 for Class A and B Shares; February 14, 1996 for
 Institutional Shares.

         The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies Inc., Morningstar Inc., or SEI Corporation or with the performance of the Consumer Price Index, the Standard and Poor's 500 Stock Index and other market indices such as NASDAQ and the Wilshire 5000, the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges (as distinguished from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in Shares). The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                 The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. In the fiscal year ended May 31, 1998 the Fund's portfolio turnover rate was 7.94% and in the fiscal year ended May 31, 1997, the Fund's portfolio turnover rate was 17.60%.


15. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To Fund management's knowledge, the following persons held beneficially or of record 5% or more of the Fund's outstanding shares, as of July 8, 1998*:

         BT Alex. Brown Incorporated              9.88%
         FBO 250-10788-16
         PO Box 1346
         Baltimore, MD  21203-1346

*As of such date, BT Alex. Brown Incorporated owned less than 5% of the Fund's total outstanding Shares.

               As of such date, Directors and officers as a group owned less than 1% of the Fund's total outstanding Shares.


16. FINANCIAL STATEMENTS

         See next page.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS                                             MAY 31, 1998


  Shares                                                            Market Value
--------------------------------------------------------------------------------
 COMMON STOCK: 95.5%

BANKING: 3.5%
     30,600      Citicorp                                           $ 4,563,225
     19,500      Wells Fargo & Company                                7,049,250
                                                                    -----------
                                                                     11,612,475
                                                                    -----------
BASIC INDUSTRY: 8.4%
    399,000      Airgas, Inc.*                                        6,059,812
    216,000      Georgia Gulf Corp.                                   5,413,500
    144,100      Hercules, Inc.                                       6,349,406
    138,500      Newmont Mining Corp.                                 3,453,844
    146,000      Olin Corp.                                           6,314,500
                                                                    -----------
                                                                     27,591,062
                                                                    -----------
BUSINESS SERVICES: 1.8%
    180,000      First Data Corp.                                     5,985,000
                                                                    -----------
CAPITAL GOODS: 2.1%
     29,900      Briggs & Stratton Corporation                        1,356,713
     48,400      Caterpillar, Inc.                                    2,658,975
     32,500      Eaton Corporation                                    2,918,906
                                                                    -----------
                                                                      6,934,594
                                                                    -----------
CONSUMER DURABLES/NON-DURABLES: 14.6%
    405,000      Blyth Industries, Inc.*                             12,428,437
    240,500      Callaway Golf                                        4,960,313
    250,000      Ford Motor Company                                  12,968,750
    207,500      Philip Morris Companies, Inc.                        7,755,312
    115,000      Richfood Holdings, Inc.                              2,810,313
    310,000      Sunbeam Corp.                                        7,110,625
                                                                    -----------
                                                                     48,033,750
                                                                    -----------
CONSUMER SERVICES: 12.0%
    160,000      America Online, Inc.*                               13,330,000
    150,000      Cendant Corp.*                                       3,253,125
     50,000      Gannett Company, Inc.                                3,296,875
    611,800      The Learning Company, Inc.*                         17,436,300
     36,000      Times Mirror Company - Class A                       2,304,000
                                                                    -----------
                                                                     39,620,300
                                                                    -----------

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------


  Shares                                                            Market Value
--------------------------------------------------------------------------------
 COMMON STOCK (continued)

DEFENSE/AEROSPACE: 3.0%
     67,080      The Boeing Company                                 $ 3,194,685
     58,700      Lockheed Martin Corp.                                6,589,075
                                                                    -----------
                                                                      9,783,760
                                                                    -----------
ENERGY: 2.1%
    100,000      CalEnergy Company, Inc.*                             3,025,000
    100,500      Noble Affiliates, Inc.                               3,925,781
                                                                    -----------
                                                                      6,950,781
                                                                    -----------
FINANCIAL SERVICES: 10.2%
     60,200      American Express Company                             6,178,025
     65,521      Associates First Capital Corp., Class A              4,901,790
    108,000      Freddie Mac                                          4,914,000
    175,000      Green Tree Financial Corporation                     7,032,812
     36,000      Transamerica Corp.                                   4,140,000
    105,000      Travelers Group, Inc.                                6,405,000
                                                                    -----------
                                                                     33,571,627
                                                                    -----------
HEALTH CARE: 5.0%
    127,000      Amgen, Inc.*                                         7,683,500
    100,000      Columbia/HCA Healthcare Corp.                        3,268,750
     82,000      Johnson & Johnson                                    5,663,125
                                                                    -----------
                                                                     16,615,375
                                                                    -----------
HOTELS/GAMING: 1.6%
    130,000      Harrah's Entertainment, Inc.*                        3,250,000
     61,600      Hilton Hotels Corporation                            1,936,550
                                                                    -----------
                                                                      5,186,550
                                                                    -----------
HOUSING: 5.1%
    327,500      Champion Enterprises, Inc.*                          8,822,031
    148,300      USG Corporation*                                     7,878,438
                                                                    -----------
                                                                     16,700,469
                                                                    -----------
INSURANCE: 5.2%
    217,000      Conseco Inc.                                        10,117,625
     93,400      Mid Ocean Limited                                    7,110,075
                                                                    -----------
                                                                     17,227,700
                                                                    -----------

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS (CONCLUDED)                                 MAY 31, 1998


  Shares/
 Par (000)                                                          Market Value
--------------------------------------------------------------------------------
 COMMON STOCK (concluded)

MULTI-INDUSTRY: 5.8%
    164,000      American Standard Co., Inc.*                      $  7,913,000
     57,000      Loews Corporation                                    5,172,750
     60,000      Monsanto Co.                                         3,322,500
     24,200      Tenneco, Inc.                                        1,007,325
     17,800      United Technologies Corp.                            1,673,200
                                                                   ------------
                                                                     19,088,775
                                                                   ------------
RETAIL: 2.5%
    425,000      Kmart Corporation*                                   8,234,375
                                                                   ------------
TECHNOLOGY: 8.6%
    120,100      Cognex Corp.*                                        2,281,900
     86,000      International Business Machines Corporation         10,094,250
     97,500      Millipore Corporation                                3,254,063
    490,300      Novell, Inc.*                                        5,148,150
     34,000      Varian Associates, Inc.                              1,634,125
     59,500      Xerox Corporation                                    6,113,625
                                                                   ------------
                                                                     28,526,113
                                                                   ------------
TELECOMMUNICATIONS: 2.3%
    140,000      MCI Communications Corporation                       7,485,625
                                                                   ------------
TRANSPORTATION: 1.7%
     95,800      Canadian National Railway Company                    5,664,175
                                                                   ------------
 TOTAL COMMON STOCK
   (Cost $221,215,964)                                              314,812,506
                                                                   ------------

 REPURCHASE AGREEMENT: 4.8%
    $15,908      Goldman Sachs & Co., 5.40%
                 Dated 05/29/98, to be repurchased on
                 06/01/98, collateralized by U.S. Treasury
                 Bonds with a market value of $16,226,929.
                 (Cost $15,908,000)                                  15,908,000
                                                                   ------------

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
TOTAL INVESTMENT IN SECURITIES: 100.3%
  (Cost $237,123,964)**                                          $330,720,506
LIABILITIES IN EXCESS OF OTHER ASSETS, NET: (0.3%)                   (933,806)
                                                                 ------------
NET ASSETS: 100.0%                                               $329,786,700
                                                                 ============
NET ASSET VALUE AND REDEMPTION PRICE PER:
  CLASS A SHARE
    ($198,387,203 / 9,317,787 shares outstanding)                      $21.29
                                                                       ======
  CLASS B SHARE
    ($37,046,242 / 1,755,771 shares outstanding)                       $21.10***
                                                                       ======
  INSTITUTIONAL SHARE
    ($94,353,255 / 4,426,600 shares outstanding)                       $21.32
                                                                       ======
MAXIMUM OFFERING PRICE PER:
  CLASS A SHARE
    ($21.29 / 0.955)                                                   $22.29
                                                                       ======
  CLASS B SHARE                                                        $21.10
                                                                       ======
  INSTITUTIONAL SHARE                                                  $21.32
                                                                       ======

-------------
  * Non-income producing security.
 ** Also aggregate cost for federal tax purposes.
*** Redemption value is $20.26 following a 4% maximum contingent deferred sales charge.



                See accompanying Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                       For the
                                                                      Year Ended
                                                                        May 31,
--------------------------------------------------------------------------------
                                                                         1998
Investment Income:
   Dividends                                                         $ 2,569,469
   Interest                                                            1,272,635
                                                                     -----------
            Total income                                               3,842,104
                                                                     -----------
Expenses:
   Investment advisory fee                                             2,090,159
   Distribution fee                                                      644,257
   Registration fees                                                      51,294
   Accounting fee                                                         77,864
   Transfer agent fee                                                     74,050
   Custodian fee                                                          23,692
   Directors' fees                                                        10,811
   Miscellaneous                                                         156,072
                                                                     -----------
            Total expenses                                             3,128,199
                                                                     -----------
   Net investment income                                                 713,905
                                                                     -----------
Realized and unrealized gain on investments:
   Net realized gain from security transactions                        5,232,557
   Change in unrealized appreciation/depreciation of investments      54,454,890
                                                                     -----------
            Net gain on investments                                   59,687,447
                                                                     -----------
Net increase in net assets resulting from operations                 $60,401,352
                                                                     ===========



                See accompanying Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                      For the Year Ended May 31,
--------------------------------------------------------------------------------
                                                        1998            1997

Increase in Net Assets:
Operations:
   Net investment income                           $    713,905    $    635,029
   Net realized gain
     from security transactions                       5,232,557       2,887,321
   Change in unrealized appreciation/
     depreciation of investments                     54,454,890      27,900,712
                                                   ------------    ------------
   Net increase in net assets resulting
     from operations                                 60,401,352      31,423,062
                                                   ------------    ------------
Distributions to Shareholders from:
   Net investment income and short-term gains:
     Class A Shares                                    (752,668)       (719,423)
     Class B Shares                                     (42,361)        (23,259)
     Institutional Shares                              (517,867)       (149,154)
   Net realized long-term and mid-term gains:
     Class A Shares                                  (1,489,329)       (392,581)
     Class B Shares                                    (268,284)        (40,703)
     Institutional Shares                              (755,157)        (85,452)
                                                   ------------    ------------
        Total distributions                          (3,825,666)     (1,410,572)
                                                   ------------    ------------
Capital Share Transactions:
   Proceeds from sale of shares                     123,536,819      73,706,538
   Value of shares issued in reinvestment
     of dividends                                     3,468,071       1,249,106
   Cost of shares repurchased                       (24,608,945)     (7,920,314)
                                                   ------------    ------------
   Increase in net assets derived from
     capital share transactions                     102,395,945      67,035,330
                                                   ------------    ------------
   Total increase in net assets                     158,971,631      97,047,820
Net Assets:
   Beginning of period                              170,815,069      73,767,249
                                                   ------------    ------------
   End of period (including undistributed net
     investment income of $55,727 and $257,965,
     respectively)                                 $329,786,700    $170,815,069
                                                   ============    ============



                 See accompanying Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS -- CLASS A SHARES
(For a share outstanding throughout each period)

                                                                              For the Period
                                                                             Feb. 13, 1995(1)
                                                                                  through
                                                For the Year Ended May 31,        May 31,
---------------------------------------------------------------------------------------------
                                               1998       1997         1996        1995
Per Share Operating Performance:
   Net asset value at beginning of
      period                                $  16.93   $  13.09      $ 10.77     $ 10.00
                                            --------   --------      -------     -------
Income from Investment Operations:
   Net investment income                        0.05       0.08         0.17        0.12
   Net realized and unrealized gain
      on investments                            4.60       3.96         2.29        0.65
                                            --------   --------      -------     -------
   Total from Investment Operations             4.65       4.04         2.46        0.77
Less Distributions:
   Net investment income and
      short-term gains                         (0.10)     (0.13)       (0.14)         --
   Net realized mid-term and
      long-term gains                          (0.19)     (0.07)          --          --
                                            --------   --------      -------     -------
   Total distributions                         (0.29)     (0.20)       (0.14)         --
                                            --------   --------      -------     -------
   Net asset value at end of period         $  21.29   $  16.93      $ 13.09     $ 10.77
                                            ========   ========      =======     =======
Total Return                                   27.76%     31.17%       23.05%       7.70%

Ratios to Average Daily Net Assets:
   Expenses                                     1.24%      1.35%(2)     1.35%(2)    1.35%(2,4)
   Net investment income                        0.29%      0.61%(3)     1.52%(3)    3.74%(3,4)

Supplemental Data:
   Net assets at end of period (000)        $198,387   $113,030      $64,230     $38,612
   Portfolio turnover rate                      7.94%     17.60%        0.73%         --

---------
(1) Commencement of operations.
(2) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 1.48%, 1.77% and 3.76% (annualized) for the years ended May 31, 1997, 1996 and the period ended May 31, 1995, respectively.
(3) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 0.48%, 1.10% and 1.33% (annualized) for the years ended May 31, 1997, 1996 and the period ended May 31, 1995, respectively.
(4) Annualized.

                See accompanying Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS -- CLASS B SHARES
(For a share outstanding throughout each period)

                                                                              For the Period
                                                                             Feb. 13, 1995(1)
                                                                                  through
                                                For the Year Ended May 31,        May 31,
---------------------------------------------------------------------------------------------
                                               1998       1997         1996        1995
Per Share Operating Performance:
   Net asset value at beginning of
      period                                 $ 16.84    $ 13.03       $10.75      $10.00
                                             -------    -------       ------      ------
Income from Investment Operations:
   Net investment income
      (Expenses in excess of income)           (0.06)     (0.04)        0.07        0.07
   Net realized and unrealized gain
      on investments                            4.54       3.96         2.31        0.68
                                             -------    -------       ------      ------
   Total from Investment Operations             4.48       3.92         2.38        0.75
Less Distributions:
   Net investment income
      and short-term gains                     (0.03)     (0.04)       (0.10)         --
   Net realized mid-term and
      long-term gains                          (0.19)     (0.07)          --          --
                                             -------    -------       ------      ------
   Total distributions                         (0.22)     (0.11)       (0.10)         --
                                             -------    -------       ------      ------
   Net asset value at end of period          $ 21.10    $ 16.84       $13.03      $10.75
                                             =======    =======       ======      ======
Total Return                                   26.81%     30.28%       22.17%       7.50%

Ratios to Average Daily Net Assets:
   Expenses                                     1.98%      2.10%(2)     2.10%(2)    2.10%(2,4)
   Net investment income
      (Expenses in excess of income)           (0.47)%    (0.16)%(3)    0.71%(3)    1.97%(3,4)

Supplemental Data:
   Net assets at end of period (000)         $37,046    $15,670       $5,302      $2,159
   Portfolio turnover rate                      7.94%     17.60%        0.73%         --

---------
(1) Commencement of operations.
(2) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 2.23%, 2.52% and 4.22% (annualized) for the years ended May 31, 1997, 1996 and the period ended May 31, 1995, respectively.
(3) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been (0.28)%, 0.29%, and (0.15%) (annualized) for the years ended May 31, 1997, 1996, and the period ended May 31, 1995, respectively.
(4) Annualized.

                See accompanying Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SHARES
(For a share outstanding throughout each period)

                                                                          For the Period
                                                                         Feb. 12, 1996(1)
                                                         For the Year         through
                                                         Ended May 31,        May 31,
-----------------------------------------------------------------------------------------
                                                       1998        1997         1996
Per Share Operating Performance:
   Net asset value at beginning of period            $ 16.94     $ 13.10       $12.72
                                                     -------     -------       ------
Income from Investment Operations:
   Net investment income                                0.10        0.14         0.04
   Net realized and unrealized gain
      on investments                                    4.59        3.95         0.34
                                                     -------     -------       ------
   Total from Investment Operations                     4.69        4.09         0.38

Less Distributions:
   Net investment income and short-term gains          (0.14)      (0.18)          --
   Net realized mid-term and long-term gains           (0.19)      (0.07)          --
                                                     -------     -------       ------
   Total distributions                                 (0.33)      (0.25)          --
                                                     -------     -------       ------
   Net asset value at end of period                  $ 21.32     $ 16.94       $13.10
                                                     =======     =======       ======
Total Return                                           28.14%      31.58%        3.23%

Ratios to Average Daily Net Assets:
   Expenses                                             0.98%       1.10%(2)     1.10%(2,4)
   Net investment income                                0.54%       0.81%(3)     1.20%(3,4)

Supplemental Data:
   Net assets at end of period (000)                 $94,354     $42,115       $4,235
   Portfolio turnover rate                              7.94%      17.60%        0.73%

---------
(1) Commencement of operations.
(2) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 1.23% and 1.55% (annualized) for the year ended May 31, 1997, and the period ended May 31, 1996, respectively.
(3) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 0.70%, and 0.75% (annualized) for the year ended May 31, 1997 and the period ended May 31, 1996, respectively.
(4) Annualized.

                See accompanying Notes to Financial Statements.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- Significant Accounting Policies

     Flag Investors Equity Partners Fund, Inc. (the "Fund"), which was organized as a Maryland Corporation on November 30, 1994, commenced operations February 13, 1995. The Fund is registered under the Investment Company Act of 1940, as a diversified, open-end Investment Management Company. Its objective is to seek long-term growth of capital and, secondarily, current income primarily through a policy of diversified investments in equity securities, including common stocks and convertible securities.

     The Fund consists of three share classes: Class A Shares and Class B Shares, which both commenced February 13, 1995, and Institutional Shares, which commenced February 12, 1996.

     The Class A and Class B Shares are subject to different sales charges. The Class A Shares have a front-end sales charge and the Class B Shares have a contingent deferred sales charge. In addition each class has a different distribution fee. The Institutional Shares do not have a front-end sales charge, a contingent deferred sales charge or a distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different than the actual results. The Fund's significant accounting policies are:

     A. SECURITY VALUATION--The Fund values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at its last bid price in the over-the-counter market. When a market quotation is not readily available, the Investment Advisor, under the direction of the Board of Directors determines a fair value using policy and procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 1 -- concluded

     B. REPURCHASE AGREEMENTS--The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

     C. FEDERAL INCOME TAXES--The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

             The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

     D. SECURITIES TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND OTHER--The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes the pro rata scientific method for amortization of premiums and accretion of discounts when appropriate. Expenses are recorded as incurred. Income and common expenses are allocated to each class based on its respective average net assets. Class
         specific  expenses  are  charged  directly  to  each  class.   Dividend
         income and distributions to shareholders are recorded on the ex-dividend date. The Fund has deferred the costs incurred by its organization and the initial public offering of shares. These costs are being amortized on the straight-line method over a five-year period, which began when the Fund commenced investment activities.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

NOTE 2 -- Investment Advisory Fees, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Bankers Trust Corporation, is the Fund's investment advisor and Alex. Brown Investment Management ("ABIM") is the Fund's subadvisor. As compensation for its advisory services, the Fund pays ICC an annual fee. This fee is based on the Fund's average daily net assets and is calculated daily and paid monthly at the following annual rates: 1.00% of the first $50 million, 0.85% of the next $50 million, 0.80% of the next $100 million and 0.70% of the amount over $200 million. At May 31, 1998, the amount owed under the advisory agreement amounted to $226,672.

     As compensation for its subadvisory services, ICC pays ABIM a fee from its advisory fee. This fee is based on the Fund's average daily net assets and is calculated daily and paid monthly at the following annual rates: 0.75% of the first $50 million, 0.60% of the next $150 million and 0.50% of the amount over $200 million.

     ICC has agreed to reduce its aggregate fees so that ordinary Fund expenses for any fiscal year do not exceed 1.35% of the Class A Shares' average daily net assets, 2.10% of the Class B Shares' average daily net assets and 1.10% of the Institutional Shares' average daily net assets. No fees were reduced for the year ended May 31, 1998.

     As compensation for its accounting services, the Fund pays ICC an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets.

     As compensation for its transfer agent services, the Fund pays ICC a per account fee that is calculated and paid monthly.

     Effective September 22, 1997, Bankers Trust Company became the Fund's custodian. Prior to September 22, 1997 PNC Bank served as the Fund's custodian. From September 22, 1997 to May 31, 1998, the Fund paid $11,578 in custody expenses.

     As compensation for providing distribution services, the Fund pays ICC Distributors, Inc. ("ICC Distributors") an annual fee that is calculated daily and paid monthly. This fee is paid at an annual rate equal to 0.25% of the Class A Shares' average daily net assets and 1.00% (including a 0.25% shareholder servicing fee) of the Class B Shares' average daily net assets. For the year ended May 31, 1998 distribution fees aggregated $378,730 and $265,527 for

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2 -- concluded

distribution services for the Class A shares and Class B shares respectively. The Fund did not pay BT Alex. Brown any commissions for the year ended May 31, 1998. Prior to September 1, 1997 Alex. Brown & Sons, Inc. served as the Fund's distributor for the same rate of compensation and on substantially the same terms as ICC Distributors and earned or were paid $77,151 for Class A Shares and $48,223 for Class B Shares.

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended May 31, 1998 was $5,802, and accrued liability was $7,276.

NOTE 3 -- Capital Share Transactions

     The Fund is authorized to issue up to 35 million shares of $.001 par value capital stock (20 million Class A, 5 million Class B, 5 million Institutional and 5 million undesignated). Transactions in shares of the Fund were as follows:

                                                    Class A Shares
                                             -----------------------------
                                               For the           For the
                                              Year Ended       Year Ended
                                             May 31, 1998     May 31, 1997
                                             ------------     ------------

Shares sold                                     3,375,853       2,175,983
Shares issued to shareholders on
   reinvestment of dividends                      117,061          71,468
Shares redeemed                                  (852,542)       (477,782)
                                             ------------     -----------
Net increase in shares outstanding              2,640,372       1,769,669
                                             ============     ===========

Proceeds from sale of shares                 $ 66,318,519     $32,665,187
Value of reinvested dividends                   2,136,952       1,040,589
Cost of shares redeemed                       (16,794,448)     (7,100,783)
                                             ------------     -----------
                                             $ 51,661,023     $26,604,993
                                             ============     ===========

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

NOTE 3 -- concluded

                                                     Class B Shares
                                             -----------------------------
                                               For the           For the
                                              Year Ended       Year Ended
                                             May 31, 1998     May 31, 1997
                                             ------------     ------------

Shares sold                                       860,902         545,380
Shares issued to shareholders on
   reinvestment of dividends                       16,617           3,986
Shares redeemed                                   (52,451)        (25,717)
                                              -----------      ----------
Net increase in shares outstanding                825,068         523,649
                                              ===========      ==========

Proceeds from sale of shares                  $16,336,267      $8,263,270
Value of reinvested dividends                     302,586          60,224
Cost of shares redeemed                        (1,036,796)       (375,286)
                                              -----------      ----------
                                              $15,602,057      $7,948,208
                                              ===========      ==========

                                                  Institutional Shares
                                             -----------------------------
                                                For the          For the
                                              Year Ended       Year Ended
                                             May 31, 1998     May 31, 1997
                                             ------------     ------------

Shares sold                                     2,238,106       2,182,989
Shares issued to shareholders on
   reinvestment of dividends                       56,263           9,854
Shares redeemed                                  (353,873)        (30,115)
                                              -----------     -----------
Net increase in shares outstanding              1,940,496       2,162,728
                                              ===========     ===========

Proceeds from sale of shares                  $40,882,033     $32,778,081
Value of reinvested dividends                   1,028,533         148,292
Cost of shares redeemed                        (6,777,701)       (444,244)
                                              -----------     -----------
                                              $35,132,865     $32,482,129
                                              ===========     ===========

     At May 31, 1998, the amounts payable for fund shares redeemed amounted to $1,189,301, of which $1,002,179 were attributable to the Class A Shares and $187,122 were attributable to the Class B Shares.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

NOTE 4 -- Investment Transactions

     At May 31, 1998, the amount owed for securities purchased were $635,714. Excluding short-term obligations, purchases of investment securities aggregated $127,606,561 and sales of investment securities aggregated $18,039,365 for the year ended May 31, 1998.

     On May 31, 1998, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $100,101,326 and aggregate gross unrealized depreciation of all securities in which there is an excess of tax cost over value was $6,504,784.

NOTE 5 -- Net Assets

     On May 31, 1998, net assets consisted of:

Paid-in capital:
   Class A Shares                                                 $131,887,170
   Class B Shares                                                   28,044,712
   Institutional Shares                                             71,757,339
Accumulated net realized gain from security transactions             4,445,210
Unrealized appreciation of investments                              93,596,542
Undistributed net investment income                                     55,727
                                                                  ------------
                                                                  $329,786,700
                                                                  ============

NOTE 6 -- Shareholder Meeting

     Alex. Brown Incorporated, which was the parent corporation of the Fund's investment advisor, merged into a subsidiary of Bankers Trust Corporation on September 1, 1997. Due to the change in control of Alex. Brown Incorporated, the Flag Investors Equity Partners Fund held a special meeting for its shareholders on August 14, 1997. During the meeting, shareholders approved a new Investment Advisory between the Fund and ICC and a new SubAdvisory Agreement among the Fund, ICC and ABIM. The new agreements are substantially the same as the former agreements.

NOTE 7 -- Federal Tax Information (unaudited)

     100% of the net investment income dividends paid by the Fund during the tax year ended May 31, 1998 qualified for the Dividends Received Deduction. The Fund paid a long-term capital gain dividend of $0.19 during the tax year ended May 31, 1998. Eighty percent of this dividend was classified as 28% capital gain and twenty percent was classified as 20% capital gain.

FLAG INVESTORS EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Directors of
Flag Investors Equity Partners Fund, Inc.

     We have audited the accompanying statement of net assets of Flag Investors Equity Partners Fund, Inc. as of May 31, 1998 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Flag Investors Equity Partners Fund, Inc. as of May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.
Philadelphia, Pennsylvania
June 19, 1998

                                   APPENDIX

                     DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Services, Inc.'s corporate bond ratings:

               Aaa -Judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

               Aa -Judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

               A -Possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

               Baa -Considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

               Ba -Judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

               B -Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

               Caa -Of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

               Ca -Obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

               C -The lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a rating in the lower end of that generic rating category.

Standard & Poor's Corporation's corporate bond ratings:

               AAA -The highest rating assigned by Standard & Poor's to a debt obligation. Indicates an extremely strong capacity to pay principal and interest.

               AA -Qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

               A - A strong capacity to pay interest and repay principal although somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

               BBB -Regarded as having an adequate capacity to pay interest and repay principal. Normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

               Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

               The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

               Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition of the taking of a similar action if payments on a obligation are jeopardized.

                                   APPENDIX

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

Moody's Investor Services, Inc.'s commercial paper ratings:

               PRIME-1 - Issues rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               -      Leading market positions in well-established industries.
               -      High rates of return on funds employed.
               -      Conservative capitalization structure with moderate
                      reliance on debt and ample asset protection.
               -      Broad margins in earnings coverage of fixed financial
                      charges and high internal cash generation.
               - Well-established access to a range of financial markets and assured sources of alternate liquidity.

               PRIME-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

               PRIME-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor's Corporation's commercial paper ratings:

               A-1 - This is the highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

               A-2 - Capacity for timely payment is satisfactory. The obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

               A-3 -Adequate capacity for timely payment. More vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

               B - Regarded as having significant speculative characteristics for timely payment.

               C - Currently vulnerable to nonpayment.

               D - In payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PART C.           OTHER INFORMATION


Item 23.  Exhibits

                  (a)(1) Registrant's Articles of Incorporation, incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000433) on September 22, 1995.

                  (a)(2) Registrant's Articles Supplementary, incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-001012) on September 26, 1996.

                  (a)(3) Registrant's Articles Supplementary dated June 17, 1997, filed herewith.

                  (b) By-Laws, as amended through December 18, 1996, incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001816) on October 1, 1997.

                  (c) Instruments Defining Rights of Securities Holders, incorporated by reference to Exhibits (1)(a) and 2 to Post-Effective Amendment Nos. 1 and 5, respectively, to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR (Accession Nos. 950116-95-000433 and 950116-97-001816) on September 22, 1995 and
                           October 1, 1997.

                  (d)(1) Investment Advisory Agreement between Registrant and Investment Company Capital Corp., filed herewith.

                  (d)(2) Sub-Advisory Agreement among Registrant, Investment Company Capital Corp. and Alex. Brown Investment Management filed herewith.

                  (e)(1) Distribution Agreement dated August 31, 1997 between Registrant and ICC Distributors, Inc., filed herewith.

                  (e)(2) Form of Sub-Distribution Agreement between ICC Distributors, Inc. and Participating Broker-Dealers, filed herewith.

                  (e)(3) Form of Shareholder Servicing Agreement between ICC Distributors, Inc. and Shareholder Servicing Agents, filed herewith.

                  (f)      Not Applicable.

                  (g) Custodian Agreement dated June 5, 1998 between Registrant and Bankers Trust Company, filed herewith.

                  (h) Master Services Agreement between Registrant and Investment Company Capital Corp., incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000433) on September 22, 1995.

                  (i)      Opinion of Counsel, incorporated by reference to
                           Exhibit 10 to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000433) on
                           September 22, 1995.

                  (j) Consent of PricewaterhouseCoopers LLP, filed herewith.

                  (k)      Not Applicable.

                  (l) Subscription Agreement, incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000433) on
                           September 22, 1995.

                  (m)(1) Distribution Plan with respect to Flag Investors Class A Shares, incorporated by reference to Exhibit 15(a) to
                                    Post-Effective Amendment No. 5 to
                                    Registrant's Registration Statement on
                                    Form N-1A (Registration No. 33-86832),
                                    filed with the Securities and Exchange
                                    Commission via EDGAR (Accession No.
                                    950116-97-001816) on October 1, 1997.

                  (m)(2) Distribution Plan with respect to Flag Investors Class B Shares, incorporated by reference to Exhibit 15(b) to
                                    Post-Effective Amendment No. 5 to
                                    Registrant's Registration Statement on
                                    Form N-1A (Registration No. 33-86832),
                                    filed with the Securities and Exchange
                                    Commission via EDGAR (Accession No.
                                    950116-97-001816) on October 1, 1997.

                  (n)      Financial Data Schedule, filed herewith.

                  (o) 18f-3 Plan, with exhibits through March 27, 1998, filed herewith.

                  (p)      Powers of Attorney, filed herewith.

Item 24.          Persons Controlled by or under Common Control with Registrant

                  Provide a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant. For any person controlled by another person, disclose the percentage of voting securities owned by the immediately controlling person or other basis of that person's control. For each company, also provide the state or other sovereign power under the laws of which the company is organized.

                  None.


Item 25.          Indemnification

                  State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified against any liability incurred in their official capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

                  Sections 1, 2, 3 and 4 of Article VIII of Registrant's Articles of Incorporation, included as Exhibit (a) to this Registration Statement and incorporated herein by reference, provide as follows:


                  Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

                  Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as to its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the By-Laws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation Law.

                  Section 3. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                  Section 4. References to the Maryland General Corporation Law in this Article VIII are to such law as from time to time amended. No further amendment to the Charter of the Corporation shall decrease, but may expand, any right of any person under this Article VIII based on any event, omission or proceeding prior to such amendment.

                  Sections 1, 2, 3, 4 and 5 of Article XIII of Registrant's By-Laws, included as Exhibit (b) to this Registration Statement and incorporated herein by reference, provide as follows:





                  Section 1. Indemnification. The Corporation shall indemnify its Directors to the fullest extent that indemnification of Directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its Directors and to such further extent as is consistent with law. The Corporation shall indemnify its Directors and officers who while serving as Directors or officers also serve at the request of the Corporation as a Director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. This Article XIII shall not protect any such person against any liability to the Corporation or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.


                  Section 2. Advances. Any current or former Director or officer of the Corporation claiming indemnification within the scope of this Article XIII shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permissible under the Maryland General Corporation Law, the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as such statutes are now or hereafter in force.


                  Section 3. Procedure. On the request of any current or former Director or officer requesting indemnification or an advance under this Article XIII, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, the 1933 Act and the 1940 Act, as such statutes are now or hereafter in force, whether the standards required by this
                  Article XIII have been met.

                  Section 4. Other Rights. The indemnification provided by this Article XIII shall not be deemed exclusive of any other right, in respect of indemnification or otherwise, to which those seeking such indemnification may be entitled under any insurance or other agreement, vote of shareholders or disinterested Directors or otherwise, both as to action by a Director or officer of the Corporation in his official capacity and as to action by such person in another capacity while holding such office or position, and shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

                  Section 5. Maryland Law. References to the Maryland General Corporation Law in this Article XIII are to such law as from time to time amended.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and

Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue. In the absence of a determination by a court of competent jurisdiction, the determinations that indemnification against such liabilities is proper, and advances can be made, are made by a majority of a quorum of the disinterested directors of the Fund, or an independent legal counsel in a written opinion, based on review of readily available facts.


Item 26.          Business and Other Connections of the Investment Advisor.

                  Describe any other business, profession, vocation or employment of a substantial nature in which the investment advisor and each director, officer or partner of the investment advisor, is or has been, engaged within the last two fiscal years, for his or her own account or in the capacity of director, officer, employee, partner or trustee. (Disclose the name and principal business address of any company for which a person listed above serves in the capacity of director, officer, employee, partner or trustee, and the nature of the relationship.)


                  During the last two fiscal years, no director or officer of Investment Company Capital Corp., the Registrant's investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.


                  Describe any other business, profession, vocation or employment of a substantial nature in which the investment sub-advisor, and each director, officer or partner of the investment sub-advisor, is or has been, engaged within the last two fiscal years, for his or her own account or in the capacity of director, officer, employee, partner or trustee. (Disclose the name and principal business address of any company for which a person listed above serves in the capacity of director, officer, employee, partner or trustee, and the nature of the relationship.)


                  The list required by this Item 26 of officers and directors of Alex. Brown Investment Management ("ABIM"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by ABIM pursuant to the Investment Advisors Act of 1940 (SEC File No. 801-21616).

Item 27.          Principal Underwriters

                  (a) State the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment advisor.

                  ICC Distributors, Inc. acts as distributor for BT Alex. Brown Cash Reserve Fund, Inc., Flag Investors Communications Fund, Inc.,(formerly Flag Investors Telephone Income Fund, Inc.) Flag Investors International Fund, Inc., Flag Investors Emerging Growth Fund, Inc., Flag Investors Total Return U.S. Treasury Fund Shares of Total Return U.S. Treasury Fund, Inc., Flag Investors Managed Municipal Fund Shares of Managed Municipal Fund, Inc., Flag Investors Short-Intermediate Income Fund, Inc. (formerly Flag Investors Intermediate-Term Income Fund, Inc.), Flag Investors Value Builder Fund, Inc. and Flag Investors
                  Real Estate Securities Fund, Inc., all registered open-end management investment companies.



                  (b) Provide the information with respect to each director, officer or partner of each principal underwriter named in answer to Item 20.


                                                         Position and
                                                         Offices                            Position and
         Name and Principal                              with Principal                     Offices with
         Business Address*                               Underwriter                        Registrant
         ------------------                              --------------                     ------------


          John Y. Keffer                                 President                               None

          Sara M. Morris                                 Treasurer                               None

          David I. Goldstein                             Secretary                               None

          Benjamin L. Niles                              Vice President                          None

          Margaret J. Fenderson                          Assistant Treasurer                     None

          Dana L. Lukens                                 Assistant Secretary                     None

          Nanette K. Chern                               Chief Compliance Officer                None


          --------------------
          Two Portland Square
          Portland, ME  04101

          (c)     Not applicable.

Item 28.          Location of Accounts and Records

                  State the name and address of each person maintaining principal possession of each account, book or other document required to be maintained by section 31(a) of the 1940 Act [15 U.S.C. 80a-30(a)] and the rules under that section.


                  Investment Company Capital Corp. ("ICC"), Registrant's investment advisor, transfer agent and dividend disbursing agent, One South Street, Baltimore, Maryland 21202, maintains physical possession of each such account, book or other document of the Fund, except for those maintained by ABIM, the Registrant's sub-advisor, One South Street, Baltimore, Maryland 21202, and by Bankers Trust Company, the Registrant's custodian, 130 Liberty Street, New York, New York 10006.

                  In particular, with respect to the records required by Rule 31a-1(b)(1), ICC and ABIM each maintains physical possession of all journals containing itemized daily records of all purchases and sales of securities, and, in the case of ICC, sales and redemptions of Fund securities, and Bankers Trust Company maintains physical possession all receipts and deliveries of securities (including certificate numbers if such detail is not recorded by custodian or transfer agent), all receipts and disbursements of cash, and all other debts and credits.



Item 29.          Management Services

                  Provide a summary of the substantive provisions of any management-related service contract not discussed in Part A or Part B disclosing the parties to the contract and the total amount paid and by whom, for the Fund's last three fiscal years.


                  Not Applicable.



Item 30.          Undertakings

                  In initial registration statements filed under the Securities Act, provide an undertaking to file an amendment to the registration statement with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons if the Fund intends to raise its initial capital under section 14(a)(3)[15 U.S.C. 80a-14(a)(3)].


          (a)     Not Applicable.

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Post-Effective Amendment No. 6 to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized in the City of Baltimore, in the State of Maryland, on the 31st day of July, 1998.



                                                    FLAG INVESTORS EQUITY
                                                    PARTNERS FUND, INC.

                                                    By:  /s/ Harry Woolf
                                                       -------------------
                                                             Harry Woolf
                                                             President

         Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


             *                                       Chairman and
----------------------------------------             Director                           July 31, 1998
Truman T. Semans                                                                        -------------
                                                                                        Date

             *                                       Director                           July 31, 1998
----------------------------------------                                                -------------
Richard T. Hale                                                                         Date

             *                                       Director                           July 31, 1998
----------------------------------------                                                -------------
James J. Cunnane                                                                        Date

             *                                       Director                           July 31, 1998
----------------------------------------                                                -------------
John F. Kroeger                                                                         Date

             *                                       Director                           July 31, 1998
----------------------------------------                                                -------------
Louis E. Levy                                                                           Date

             *                                       Director                           July 31, 1998
----------------------------------------                                                -------------
Eugene J. McDonald                                                                      Date

            *                                        Director                           July 31, 1998
----------------------------------------                                                -------------
Rebecca W. Rimel                                                                        Date

             *                                       Director                           July 31, 1998
----------------------------------------                                                -------------
Carl W. Vogt                                                                            Date

 /s/ Harry Woolf                                     President                          July 31, 1998
----------------------------------------                                                -------------
Harry Woolf                                                                             Date

 /s/ Joseph A. Finelli                               Chief Financial and                July 31, 1998
----------------------------------------             Accounting Officer                 -------------
Joseph A. Finelli                                                                       Date

* By:  /s/Amy M. Olmert
      ----------------------------------
          Amy M. Olmert
          Attorney-In-Fact


                   FLAG INVESTORS EQUITY PARTNERS FUND, INC.

                               INDEX OF EXHIBITS

EDGAR
Exhibit
Number                                     Document
                --------------------------------------------------------------


                (a)(1) Registrant's Articles of Incorporation, incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000433) on September 22, 1995.

                (a)(2) Registrant's Articles Supplementary, incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-001012) on September 26, 1996.

EX-99.B         (a)(3) Registrant's Articles Supplementary dated June 17, 1997, filed herewith.

                (b) By-Laws, as amended through December 18, 1996, incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001816) on October 1, 1997.

                (c) Instruments Defining Rights of Securities Holders, incorporated by reference to Exhibits (1)(a) and 2 to Post-Effective Amendment Nos. 1 and 5, respectively, to Registrant's Registration Statement on Form N-1A (Registration No. 33- 86832), filed with the Securities and Exchange Commission via EDGAR (Accession Nos. 950116-95-000433 and 950116-97- 001816) on September
                       22, 1995 and October 1, 1997.

EX-99.B         (d)(1) Investment Advisory Agreement between Registrant and
                       Investment Company Capital Corp., filed herewith.

EX-99.B         (d)(2) Sub-Advisory Agreement among Registrant, Investment
                       Company Capital Corp. and Alex. Brown Investment Management filed herewith.

EX-99.B         (e)(1) Distribution Agreement dated August 31, 1997 between
                       Registrant and ICC Distributors, Inc., filed herewith.

EX-99.B         (e)(2) Form of Sub-Distribution Agreement between ICC
                       Distributors, Inc. and Participating Broker-Dealers, filed herewith.

EX-99.B         (e)(3) Form of Shareholder Servicing Agreement between ICC
                       Distributors, Inc. and Shareholder Servicing Agents, filed herewith.

                (f)    Not Applicable.

EX-99.B         (g)    Custodian Agreement dated June 5, 1998 between
                       Registrant and Bankers Trust Company, filed herewith.

                (h) Master Services Agreement between Registrant and Investment Company Capital Corp., incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000433) on September 22, 1995.

                (i)    Opinion of Counsel, incorporated by reference to
                       Exhibit 10 to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000433) on September 22, 1995.

EX-99.B         (j)    Consent of PricewaterhouseCoopers LLP, filed
                       herewith.

                (k)    Not Applicable.

                (l)    Subscription Agreement, incorporated by reference to
                       Exhibit 13 to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000433) on September 22, 1995.

                (m)(1) Distribution Plan with respect to Flag Investors Class
                       A Shares, incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (Registration No.

                       33-86832), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001816) on October 1, 1997.

                (m)(2) Distribution Plan with respect to Flag Investors Class
                       B Shares, incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (Registration No. 33-86832), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-001816) on October 1, 1997.

EX-99.B         (n)    Financial Data Schedule, filed herewith.

EX-99.B         (o)    18f-3 Plan, with exhibits through March 27, 1998,
                       filed herewith.

EX-99.B         (p)    Powers of Attorney, filed herewith.